Prospectus                            JUNE 30, 1997          PEGASUS FUNDS
                                (As Revised December 31,      C/O NBD BANK
                                          1997)             900 TOWER DRIVE
                                                             TROY, MICHIGAN
                                                                 48098

                                                           24 HOUR YIELD AND
                                                              PERFORMANCE
                                                              INFORMATION
                                                              PURCHASE AND
                                                               REDEMPTION
                                                                ORDERS:
                                                             (800) 688-3350

Pegasus Funds (the "Trust") is offering in this Prospectus Class A shares in the following eighteen investment portfolios (the "Funds"), divided into four general fund types: Asset Allocation; Equity; Bond; and Money Market. The Asset Allocation, Equity and Bond Funds are sometimes collectively referred to as "Non-Money Market Funds."

ASSET ALLOCATION FUNDS                  BOND FUNDS


The Managed Assets Conservative Fund    The Intermediate Bond Fund
The Managed Assets Balanced Fund        The Bond Fund
The Managed Assets Growth Fund          The Short Bond Fund

                                        The Multi Sector Bond Fund
EQUITY FUNDS                              (formerly The Income Fund)

                                        The International Bond Fund
The Equity Income Fund                  The High Yield Bond Fund
The Growth Fund

The Mid-Cap Opportunity Fund            MONEY MARKET FUND
The Small-Cap Opportunity Fund

The Intrinsic Value Fund                The Money Market Fund
The Growth and Value Fund

The Equity Index Fund

The International Equity Fund
 By this Prospectus, Class A shares of each Fund are being offered without a sales charge to certain qualified employee benefit plans.

 This Prospectus sets forth concisely information that a prospective investor should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Trust, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by writing to the Trust at the above address. The Statement of Additional Information for the Money Market Fund and the Statement of Additional Information for the Non-Money Market Funds are dated April 30, 1997 and June 30, 1997, respectively, and both are incorporated by reference into this Prospectus in their entirety.

 Investors should recognize that the share price, yield and investment return of each Fund fluctuate and are not guaranteed.

 THE HIGH YIELD BOND FUND'S PORTFOLIO CONSISTS PRIMARILY OF LOWER-RATED CORPORATE DEBT OBLIGATIONS, WHICH ARE COMMONLY REFERRED TO AS "JUNK BONDS." THESE LOWER-RATED BONDS MAY BE MORE SUSCEPTIBLE TO REAL OR PERCEIVED ADVERSE ECONOMIC CONDITIONS THAN INVESTMENT GRADE BONDS. THESE LOWER-RATED BONDS ARE REGARDED AS PREDOMINANTLY SPECULATIVE WITH REGARD TO EACH ISSUER'S CONTINUING ABILITY TO MAKE INTEREST AND PRINCIPAL PAYMENTS (I.E., THE BONDS ARE SUBJECT TO THE RISK OF DEFAULT). IN ADDITION, THE SECONDARY TRADING MARKET FOR LOWER-RATED BONDS MAY BE LESS LIQUID THAN THE MARKET FOR INVESTMENT GRADE BONDS. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE HIGH YIELD BOND FUND. SEE THE SECTIONS OF THIS PROSPECTUS ENTITLED "RISK FACTORS -- LOWER-RATED SECURITIES" AND "SUPPLEMENTAL INFORMATION." THE HIGH YIELD BOND FUND'S SUB-ADVISER WILL ENDEAVOR TO LIMIT THESE RISKS THROUGH DIVERSIFYING THE PORTFOLIO AND THROUGH CAREFUL CREDIT ANALYSIS OF INDIVIDUAL ISSUERS.

SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, FIRST CHICAGO NBD CORPORATION OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY GOVERNMENTAL AGENCY. INVESTMENT IN THE TRUST INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   Table of Contents

   3 Highlights
   3 Fund Expenses
   7 Financial Highlights
  13 Description of the Funds
  20 How to Buy Shares
  22 How to Exchange Shares
  22 How to Redeem Shares
  22 Management of the Trust
  25 Dividends and Distributions
  25 Taxes
  26 Performance Information
  28 General Information
 A-1 Supplemental Information
 B-1 Debt Ratings

Highlights

The following summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus.

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES
Each Fund's investment objective is set forth on pages 6 and 7 of this Prospectus. Each Asset Allocation Fund will invest substantially all of its assets (other than securities it holds as of the date of this Prospectus and certain other direct investments) in Class I shares in each of the Funds (collectively, the "Underlying Funds").

INVESTMENT ADVISER
First Chicago NBD Investment Management Company ("FCNIMCO") is the investment adviser to each of the Funds (the "Investment Adviser"). Each Fund has agreed to pay the Investment Adviser an annual fee as set forth under "Management of the Funds." Federated Investment Counseling ("Federated" or the "Sub-Adviser") serves as sub-adviser to the High Yield Bond Fund. The Sub-Adviser's fee is paid by FCNIMCO and not by the High Yield Bond Fund.

HOW TO BUY SHARES
Class A shares are sold at net asset value with no sales charge to certain qualified benefit plans, among others. Investors purchasing Class A shares through their Eligible Retirement Plans (as defined under "How to Buy Shares") should contact such plans directly for appropriate instructions, as well as for information about conditions pertaining to the plans and any related fees. Class A shares may be purchased for an Eligible Retirement Plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such plan. Class A shares of each Fund are subject to a shareholder servicing fee.
 See "How to Buy Shares" on page 20 of this Prospectus.

HOW TO REDEEM SHARES
Generally, investors should contact their plan administrator for redemption instructions.
 See "How to Redeem Shares" on page 22 of this Prospectus.
Fund Expenses

The purpose of the following tables is to assist investors in understanding the various costs and expenses that an investor in a Fund will bear, the payment of which will reduce an investor's return on an annual basis.

Expense Table

                  SHAREHOLDER TRANSACTION EXPENSES                    ALL FUNDS
-------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a percentage of offer-
 ing price)                                                             None
-------------------------------------------------------------------------------
Sales Charge on Reinvested Dividends                                    None
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge Imposed on Redemptions (as a percent-
 age of the amount subject to charge)                                   None
-------------------------------------------------------------------------------
Redemption Fees                                                         None
-------------------------------------------------------------------------------
Exchange Fees                                                           None
-------------------------------------------------------------------------------

                                                                Pegasus Funds

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)

                                              12B-                   TOTAL
                             MANAGEMENT FEES   1     OTHER         OPERATING
                              AFTER WAIVERS   FEES EXPENSES(1)    EXPENSES(1)
--------------------------------------------------------------------------------
ASSET ALLOCATION FUNDS:
Managed Assets Conservative
 Fund                             0.64%(2)(3) None   0.61%(2)(3)     1.25%(2)(3)
Managed Assets Balanced
 Fund                             0.54%(2)(3) None   0.71%(2)(3)     1.25%(2)(3)
Managed Assets Growth Fund        0.19%(2)(3) None   1.06%(2)(3)     1.25%(2)(3)
--------------------------------------------------------------------------------
EQUITY FUNDS:
Equity Income Fund                0.50%       None   0.45%           0.95%
Growth Fund                       0.60%       None   0.44%           1.04%
Mid-Cap Opportunity Fund          0.60%       None   0.50%           1.10%
Small-Cap Opportunity Fund        0.70%       None   0.47%           1.17%
Intrinsic Value Fund              0.60%       None   0.46%           1.06%
Growth and Value Fund             0.59%(3)    None   0.51%(3)        1.10%(3)
Equity Index Fund                 0.10%       None   0.47%           0.57%
International Equity Fund         0.80%       None   0.57%           1.37%
--------------------------------------------------------------------------------
BOND FUNDS:
Intermediate Bond Fund            0.40%       None   0.46%           0.86%
Bond Fund                         0.40%       None   0.46%           0.86%
Short Bond Fund                   0.33%(3)    None   0.49%(3)        0.82%(3)
Multi Sector Bond Fund            0.40%       None   0.47%           0.87%
International Bond Fund           0.44%(3)    None   0.65%(3)        1.09%(3)
High Yield Bond Fund              0.25%(3)    None   0.97%(3)        1.22%(3)
--------------------------------------------------------------------------------
MONEY MARKET FUND:
Money Market Fund                 0.29%       None    0.46%          0.75%

--------------------------------------------------------------------------------

(1) Other Expenses and Total Operating Expenses for each Fund have been restated to reflect current expenses; and for the Asset Allocation Funds include expenses (including management fees) borne indirectly by them in connection with their investments in the Underlying Funds.
(2) Management Fees After Waivers, Other Expenses and Total Operating Expenses of the Asset Allocation Funds have been calculated based upon certain assumptions, including assumptions about the allocation of each Asset Allocation Fund's assets among the Underlying Funds. Management Fees After Waivers and Other Expenses of the Asset Allocation Funds will differ from the amounts shown depending upon the actual allocation of an Asset Allocation Fund's assets among the Underlying Funds.
(3) Absent fee waivers and/or expense reimbursements, Total Operating Expenses applicable to Class A shares of the Managed Assets Conservative, Managed Assets Balanced, Managed Assets Growth, Growth and Value, Short Bond, International Bond and High Yield Bond Funds would have been 1.26%, 1.36%, 1.71%, 1.11%, 0.84%, 1.35% and 1.67%, respectively.

    Pegasus Funds
  4

EXAMPLE
Based upon the assumptions in the foregoing chart, an investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and
(2) redemption at the end of each period:

                                     1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------------
ASSET ALLOCATION FUNDS:
Managed Assets Conservative Fund      $13           $40           $69           $152
Managed Assets Balanced Fund          $13           $40           $69           $152
Managed Assets Growth Fund            $13           $40           N/A            N/A
--------------------------------------------------------------------------------------
EQUITY FUNDS:
Equity Income Fund                    $10           $30           $53           $117
Growth Fund                           $11           $33           $58           $128
Mid-Cap Opportunity Fund              $11           $35           $61           $135
Small-Cap Opportunity Fund            $12           $37           $65           $143
Intrinsic Value Fund                  $11           $34           $59           $130
Growth and Value Fund                 $11           $35           $61           $135
Equity Index Fund                     $ 6           $18           $32           $ 72
International Equity Fund             $14           $44           $75           $165
--------------------------------------------------------------------------------------
BOND FUNDS:
Intermediate Bond Fund                $ 9           $28           $48           $106
Bond Fund                             $ 9           $28           $48           $106
Short Bond Fund                       $ 8           $26           $46           $102
Multi Sector Bond Fund                $ 9           $28           $48           $108
International Bond Fund               $11           $35           $60           $133
High Yield Bond Fund                  $13           $39           N/A            N/A
--------------------------------------------------------------------------------------
MONEY MARKET FUND:
Money Market Fund                     $ 8           $24           $42           $ 93
--------------------------------------------------------------------------------------

 THE AMOUNTS LISTED IN THE EXAMPLES SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. THE MANAGED ASSETS GROWTH FUND AND HIGH YIELD BOND FUND ARE NEW AND THE ABOVE FIGURES ARE BASED ON ADJUSTMENTS AND/OR EXPENSES EXPECTED TO BE INCURRED DURING THE FUNDS' CURRENT FISCAL YEAR. MOREOVER, WHILE EACH EXAMPLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
THE EXAMPLES DO NOT REFLECT ANY FEES RELATED TO AN INVESTOR'S EMPLOYEE BENEFIT PLAN.

                                                                Pegasus Funds

Pegasus Funds

ASSET ALLOCATION FUNDS
These Funds offer investors a convenient means of investing in shares of the Underlying Funds in order to achieve a target asset allocation in the Equity, Debt and Cash Equivalent market sectors.
 The MANAGED ASSETS CONSERVATIVE FUND seeks to provide long-term total return; capital appreciation is a secondary consideration.
 The MANAGED ASSETS BALANCED FUND seeks to achieve long-term total return through a combination of capital appreciation and current income.
 The MANAGED ASSETS GROWTH FUND seeks to achieve long-term total return; current income is a secondary consideration.

EQUITY FUNDS
These Funds will invest principally in common stocks, preferred stocks and convertible securities, including those in the form of depository receipts, as well as warrants to purchase such securities (collectively, "Equity Securities"):
 The EQUITY INCOME FUND seeks to provide income; capital appreciation and growth of earnings are secondary, but nonetheless important, goals. In seeking to achieve its objective, this Fund will invest primarily in income-producing Equity Securities of domestic issuers.
 The GROWTH FUND seeks long-term capital appreciation. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities of domestic issuers believed by the Investment Adviser to have above-average growth characteristics.
 The MID-CAP OPPORTUNITY FUND seeks to achieve long-term capital appreciation. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities of companies with intermediate market capitalizations.
 The SMALL-CAP OPPORTUNITY FUND seeks long-term capital appreciation. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities of companies with small capitalizations.
 The INTRINSIC VALUE FUND seeks to provide long-term capital appreciation. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities believed by the Investment Adviser to represent a value or potential worth which is not fully recognized by prevailing market prices.
 The GROWTH AND VALUE FUND seeks to achieve long-term capital growth, with income a secondary consideration. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities of larger companies that are attractively priced relative to their growth potential.
 The EQUITY INDEX FUND seeks to provide an investment return which substantially duplicates the price and yield performance of domestically traded common stock in the aggregate, as represented by the Standard & Poor's Composite Stock Price Index (the "S&P 500 Index").
 The INTERNATIONAL EQUITY FUND seeks to achieve long-term capital appreciation. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities of foreign issuers.

BOND FUNDS
These Funds will invest principally in a broad range of debt securities ("Debt Securities"). Debt Securities in which the Bond Funds normally invest include:
(i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) corporate, bank and commercial obligations; (iii) securities issued or guaranteed by foreign governments, their agencies or instrumentalities; (iv) securities issued by supranational banks; (v) mortgage backed securities; (vi) securities representing interests in pools of assets; and (vii) variable-rate bonds, zero coupon bonds, debentures, and various types of demand instruments. Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities may include mortgage backed securities, as well as "stripped securities" (both interest-only and principal-only) and custodial receipts for Treasury securities:
 The INTERMEDIATE BOND FUND seeks to maximize total rate of return while providing relative stability of principal by investing predominantly in intermediate-term Debt Securities. While the Fund may purchase securities with maturities or average lives of up to 15 years, during normal market conditions, its average portfolio maturity is expected to be between 3 and 6 years.
 The BOND FUND seeks to maximize total rate of return by investing predominantly in intermediate and long-term Debt Securities. During normal market conditions, the Fund's average weighted portfolio maturity is expected to be between 6 and 12 years.
 The SHORT BOND FUND seeks to maximize total rate of return while providing relative stability of principal. While the Fund may purchase Debt Securities with maturities or average lives of up to 10 years, during normal market conditions, its average weighted portfolio maturity will be limited to a maximum of 3 years.
 The MULTI SECTOR BOND FUND seeks to provide as high a level of current income as is consistent with relative stability of principal. In seeking to achieve its objective, this Fund will invest primarily in a portfolio of U.S. dollar denominated investment grade Debt Securities of domestic and foreign issuers which, under
  6
    Pegasus Funds
normal market conditions, will have a dollar-weighted average maturity expected to range between 3 and 10 years.
 The INTERNATIONAL BOND FUND seeks both long-term capital appreciation and current income. In seeking to achieve its objective, the Fund will invest primarily in investment grade Debt Securities of foreign issuers.
 The HIGH YIELD BOND FUND seeks high current income. In seeking to achieve its objective, the Fund will invest primarily in a diversified portfolio of fixed income securities which, under normal market conditions, are expected to be lower-rated corporate debt obligations or unrated obligations of comparable quality.

MONEY MARKET FUND
This Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act:
 The MONEY MARKET FUND seeks to provide a high level of current income consistent with the preservation of capital and liquidity. This Fund will invest in high quality "money market" instruments described on page 17.

Financial Highlights

The tables below provide supplementary information to the Funds' financial statements, which are incorporated by reference into their Statement of Additional Information and set forth certain information concerning the historic investment results of Fund shares. They present a per share analysis of how each Fund's net asset value has changed during the periods presented. The tables for periods prior to December 31, 1995 with respect to the Managed Assets Conservative, Equity Income, Growth, Small-Cap Opportunity, Multi Sector Bond and International Bond Funds have been derived from the financial statements which have been audited by Ernst & Young LLP, such Funds' prior independent auditors, whose report dated February 23, 1996 expressed an unqualified opinion on such financial statements. The tables for all Funds for the fiscal year ended December 31, 1996, and for periods prior to December 31, 1995 with respect to the Managed Assets Balanced, Mid-Cap Opportunity, Intrinsic Value, Growth and Value, Equity Index, International Equity, Intermediate Bond, Bond, Short Bond and Money Market Funds, have been derived from such Funds' financial statements which have been audited by Arthur Andersen LLP, the Trust's independent auditors, whose report thereon is incorporated by reference into the Statements of Additional Information along with the financial statements. The financial data included in these tables should be read in conjunction with the financial statements and related notes incorporated by reference into the Statement of Additional Information. The table for the Managed Assets Growth Fund for the period ended March 31, 1997 is unaudited and has been derived from the financial statements and notes thereto included in the Statement of Additional Information. Further information about the performance of the Funds is available in the annual report to shareholders. The Statements of Additional Information and the annual report to shareholders may be obtained from the Trust free of charge by calling (800) 688-3350.

                                                                Pegasus Funds

--------------------------------------------------------------------------------
See page 12 for Notes to Financial Highlights.
PEGASUS FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                          NET                     DISTRIBUTIONS               DISTRIBUTIONS
                NET ASSET               REALIZED    DISTRIBUTIONS   IN EXCESS                   IN EXCESS
                  VALUE      NET     AND UNREALIZED   FROM NET       OF NET     DISTRIBUTIONS      OF          TAX
                BEGINNING INVESTMENT GAINS (LOSSES)  INVESTMENT    INVESTMENT   FROM REALIZED   REALIZED    RETURN OF
                OF PERIOD   INCOME   ON INVESTMENTS    INCOME        INCOME         GAINS         GAINS      CAPITAL
                --------- ---------- -------------- ------------- ------------- ------------- ------------- ---------
MANAGED ASSETS CONSERVATIVE FUND
CLASS A SHARES
1996             $14.54      0.56         0.89         (0.56)          --          (0.09)          --          --
1995             $12.13      0.64         2.48         (0.68)          --          (0.03)          --          --
1994             $13.11      0.73        (0.98)        (0.72)          --          (0.01)          --          --
1993             $12.68      0.72         0.61         (0.72)          --          (0.18)          --          --
1992             $12.56      0.79         0.26         (0.77)          --          (0.16)          --          --
1991             $10.79      0.83         1.77         (0.83)          --            --            --          --
1990             $11.54      0.86        (0.54)        (0.88)          --          (0.19)          --          --
1989             $10.66      0.88         1.10         (0.89)          --          (0.21)          --          --
1988             $ 9.73      0.78         0.92         (0.74)          --          (0.03)          --          --
1987             $10.75      0.70        (0.85)        (0.77)          --          (0.10)          --          --
---------------------------------------------------------------------------------------------------------------------
MANAGED ASSETS BALANCED FUND
CLASS A SHARES
1996             $11.24      0.35         1.06         (0.34)          --          (0.68)          --          --
1995             $ 9.53      0.35         1.83         (0.35)          --          (0.12)          --          --
1994             $10.00      0.28        (0.48)        (0.27)          --            --            --          --
---------------------------------------------------------------------------------------------------------------------
MANAGED ASSETS GROWTH FUND
CLASS A SHARES
1997(1)          $10.08      0.05        (0.10)        (0.05)          --            --            --          --
1996(2)          $10.00       --          0.08           --            --            --            --          --
---------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
CLASS A SHARES
1996             $12.22      0.39         1.90         (0.38)          --          (0.84)          --          --
1995(3)          $10.00      0.36         2.57         (0.36)        (0.01)        (0.34)          --          --
---------------------------------------------------------------------------------------------------------------------
GROWTH FUND
CLASS A SHARES
1996             $11.97      0.05         1.04         (0.06)          --          (0.36)          --          --
1995(3)          $10.00      0.11         2.86         (0.11)          --          (0.89)          --          --
---------------------------------------------------------------------------------------------------------------------
MID-CAP OPPORTUNITY FUND
CLASS A SHARES
1996             $15.15      0.02         3.74         (0.02)          --          (1.28)          --          --
1995             $13.34      0.06         2.57         (0.06)          --          (0.76)          --          --
1994             $14.49      0.07        (0.54)        (0.07)          --          (0.49)        (0.02)      (0.10)
1993             $12.37      0.10         2.87         (0.10)          --          (0.75)          --          --
1992(4)          $10.95      0.08         1.88         (0.08)          --          (0.46)          --          --
---------------------------------------------------------------------------------------------------------------------
SMALL-CAP OPPORTUNITY FUND
CLASS A SHARES
1996             $12.20     (0.02)        3.02           --            --          (1.50)          --          --
1995(3)          $10.00      0.02         2.45         (0.02)          --          (0.25)          --          --
---------------------------------------------------------------------------------------------------------------------
INTRINSIC VALUE FUND
CLASS A SHARES
1996             $11.89      0.28         2.50         (0.28)          --          (0.69)          --          --
1995             $10.48      0.29         2.24         (0.30)          --          (0.82)          --          --
1994             $11.05      0.31        (0.38)        (0.30)          --          (0.20)          --          --
1993             $10.40      0.29         1.23         (0.28)          --          (0.59)          --          --
1992(4)          $10.70      0.22         0.33         (0.21)          --          (0.64)          --          --
---------------------------------------------------------------------------------------------------------------------
GROWTH AND VALUE FUND
CLASS A SHARES
1996             $13.16      0.16         2.37         (0.16)          --          (1.41)          --          --
1995             $10.67      0.21         2.76         (0.22)          --          (0.26)          --          --
1994             $11.16      0.23        (0.17)        (0.21)          --          (0.30)        (0.01)      (0.03)
1993             $10.51      0.20         1.24         (0.20)          --          (0.59)          --          --
1992(4)          $10.16      0.17         0.45         (0.17)          --          (0.10)          --          --
                    TOTAL
                DISTRIBUTIONS
                -------------
MANAGED ASSETS CONSERVATIVE FUND
CLASS A SHARES
1996               (0.65)
1995               (0.71)
1994               (0.73)
1993               (0.90)
1992               (0.93)
1991               (0.83)
1990               (1.07)
1989               (1.10)
1988               (0.77)
1987               (0.87)
---------------------------------------------------------------------------------------------------------------------
MANAGED ASSETS BALANCED FUND
CLASS A SHARES
1996               (1.02)
1995               (0.47)
1994               (0.27)
---------------------------------------------------------------------------------------------------------------------
MANAGED ASSETS GROWTH FUND
CLASS A SHARES
1997(1)            (0.05)
1996(2)              --
---------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
CLASS A SHARES
1996               (1.22)
1995(3)            (0.71)
---------------------------------------------------------------------------------------------------------------------
GROWTH FUND
CLASS A SHARES
1996               (0.42)
1995(3)            (1.00)
---------------------------------------------------------------------------------------------------------------------
MID-CAP OPPORTUNITY FUND
CLASS A SHARES
1996               (1.30)
1995               (0.82)
1994               (0.68)
1993               (0.85)
1992(4)            (0.54)
---------------------------------------------------------------------------------------------------------------------
SMALL-CAP OPPORTUNITY FUND
CLASS A SHARES
1996               (1.50)
1995(3)            (0.27)
---------------------------------------------------------------------------------------------------------------------
INTRINSIC VALUE FUND
CLASS A SHARES
1996               (0.97)
1995               (1.12)
1994               (0.50)
1993               (0.87)
1992(4)            (0.85)
---------------------------------------------------------------------------------------------------------------------
GROWTH AND VALUE FUND
CLASS A SHARES
1996               (1.57)
1995               (0.48)
1994               (0.55)
1993               (0.79)
1992(4)            (0.27)

    Pegasus Funds
  8

--------------------------------------------------------------------------------

PEGASUS FUNDS
--------------------------------------------------------------------------------

                                                                      RATIO
                                                    RATIO OF         OF NET
                                                    EXPENSES       INVESTMENT
                                        RATIO      TO AVERAGE        INCOME
 NET                 NET                OF NET     NET ASSETS      TO AVERAGE
ASSET              ASSETS   RATIO OF  INVESTMENT   (EXCLUDING      NET ASSETS
VALUE              END OF   EXPENSES    INCOME     FEE WAIVERS   (EXCLUDING FEE  PORTFOLIO   AVERAGE
END OF    TOTAL    PERIOD  TO AVERAGE TO AVERAGE       AND         WAIVERS AND   TURNOVER   COMMISSION
PERIOD  RETURN(A)   (000)  NET ASSETS NET ASSETS REIMBURSEMENTS) REIMBURSEMENTS)   RATE        RATE
------  ---------  ------  ---------- ---------- --------------- --------------- ---------  ----------
$15.34   10.11%    $69,301   1.18%      3.64%         1.33%           3.49%       63.41%      $0.05
$14.54   26.40%    $51,997   1.17%      4.88%         1.54%           4.51%        8.23%        --
$12.13   (1.92)%   $44,367   0.63%      5.77%         1.67%           4.73%       28.69%        --
$13.11   10.70%    $51,586   0.39%      5.54%         1.65%           4.28%       16.40%        --
$12.68    8.68%    $34,262   0.02%      6.24%         1.88%           4.38%       22.14%        --
$12.56   24.87%    $14,038     --       7.04%         2.16%           4.88%       26.02%        --
$10.79    2.94%    $ 8,950     --       7.71%         2.58%           5.13%       29.97%        --
$11.54   19.08%    $ 7,407     --       7.74%         2.96%           4.78%       49.46%        --
$10.66   17.78%    $ 5,890     --       7.38%         2.62%           4.76%       15.71%        --
$ 9.73   (1.73)%   $ 4,989     --       6.61%         2.69%           3.92%       23.99%        --
------------------------------------------------------------------------------------------------------
$11.63   12.99%    $26,775   1.09%      3.13%         1.16%           3.06%       50.50%      $0.07
$11.24   23.18%    $ 9,986   0.91%      3.40%         1.09%           3.22%       31.76%        --
$ 9.53   (1.95)%   $ 8,168   0.85%      3.41%         1.56%           2.70%       37.49%        --
------------------------------------------------------------------------------------------------------
$ 9.98   (2.12)%+  $   825   1.20%+     4.31%+        1.71%+          3.80%+       0.00%      $0.00
$10.08    0.80%++  $    75   1.20%+    (0.45)%+      (3.50)%+        (2.75)%+      0.00%      $0.00
------------------------------------------------------------------------------------------------------
$13.29   19.29%    $12,936   0.91%      3.29%         0.95%           3.25%       61.41%      $0.04
$12.22   29.78%++  $ 2,873   1.11%+     3.33%+        1.44%+          2.99%+      44.07%++      --
------------------------------------------------------------------------------------------------------
$12.64   20.10%    $23,273   1.04%      0.43%         1.07%           0.40%        61.95%     $0.02
$11.97   29.98%++  $ 4,329   1.21%+     0.86%+        1.39%+          0.68%+      106.02%++     --
------------------------------------------------------------------------------------------------------
$17.61   24.91%    $91,516   0.93%      0.12%          --              --         34.87%      $0.04
$15.15   19.88%    $71,858   0.89%      0.37%          --              --         53.55%        --
$13.34   (3.27)%   $64,326   0.90%      0.53%          --              --         37.51%        --
$14.49   24.01%    $53,977   0.86%      0.71%          --              --         33.99%        --
$12.37   27.93%    $ 5,111   0.85%+     1.05%+         --              --         34.44%+       --
------------------------------------------------------------------------------------------------------
$13.70   24.59%    $ 6,697   1.13%     (0.29)%        1.24%          (0.40)%      93.82%      $0.05
$12.20   24.80%++  $   672   1.25%+     0.19%+        2.56%+         (1.12)%+     38.89%++      --
------------------------------------------------------------------------------------------------------
$13.70   23.79%    $22,370   0.94%      2.16%          --              --         34.24%      $0.04
$11.89   24.38%    $17,858   0.91%      2.49%          --              --         45.55%        --
$10.48   (0.60)%   $15,730   0.91%      2.92%          --              --         58.62%        --
$11.05   14.71%    $14,098   0.86%      2.67%          --              --         63.90%        --
$10.40    6.82%    $ 4,729   0.85%+     3.12%+         --              --         48.52%+       --
------------------------------------------------------------------------------------------------------
$14.12   19.24%    $59,027   0.91%      1.17%          --              --         43.21%      $0.04
$13.16   28.04%    $49,872   0.84%      1.73%          --              --         26.80%        --
$10.67    0.55%    $42,274   0.84%      2.07%          --              --         28.04%        --
$11.16   13.79%    $29,467   0.83%      1.84%          --              --         42.31%        --
$10.51    8.19%    $ 4,338   0.83%+     2.49%+         --              --         16.28%+       --

                                                                Pegasus Funds

--------------------------------------------------------------------------------
See page 12 for Notes to Financial Highlights.
PEGASUS FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                          NET                     DISTRIBUTIONS               DISTRIBUTIONS
                NET ASSET               REALIZED    DISTRIBUTIONS   IN EXCESS                   IN EXCESS
                  VALUE      NET     AND UNREALIZED   FROM NET       OF NET     DISTRIBUTIONS      OF          TAX
                BEGINNING INVESTMENT GAINS (LOSSES)  INVESTMENT    INVESTMENT   FROM REALIZED   REALIZED    RETURN OF
                OF PERIOD   INCOME   ON INVESTMENTS    INCOME        INCOME         GAINS         GAINS      CAPITAL
                --------- ---------- -------------- ------------- ------------- ------------- ------------- ---------
EQUITY INDEX FUND
CLASS A SHARES
1996             $ 14.15     0.30        2.85         (0.29)           --          (0.26)          --          --
1995             $ 10.65     0.30        3.65         (0.31)           --          (0.14)          --          --
1994             $ 11.15     0.31       (0.20)        (0.30)           --          (0.23)        (0.08)        --
1993             $ 10.52     0.28        0.75         (0.27)           --          (0.13)          --          --
1992(5)          $ 10.00     0.12        0.52         (0.12)           --            --            --          --
---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
CLASS A SHARES
1996             $ 11.05     0.10        0.72         (0.10)           --            --            --          --
1995             $ 10.01     0.10        1.05         (0.11)           --            --            --          --
---------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
CLASS A SHARES
1996             $ 10.37     0.64       (0.07)        (0.65)           --            --            --          --
1995             $  9.21     0.59        1.16         (0.59)           --            --            --          --
1994             $ 10.41     0.56       (1.20)        (0.55)           --          (0.01)          --          --
1993             $ 10.28     0.59        0.26         (0.59)           --          (0.13)          --          --
1992(4)          $ 10.32     0.49        0.13         (0.49)           --          (0.17)          --          --
---------------------------------------------------------------------------------------------------------------------
BOND FUND
CLASS A SHARES
1996             $ 10.45     0.67       (0.18)        (0.67)           --            --            --          --
1995             $  9.01     0.63        1.45         (0.64)           --            --            --          --
1994             $ 10.32     0.61       (1.31)        (0.59)           --          (0.02)          --          --
1993             $ 10.25     0.76        0.38         (0.76)           --          (0.31)          --          --
1992(4)          $ 10.23     0.56        0.15         (0.56)           --          (0.13)          --          --
---------------------------------------------------------------------------------------------------------------------
SHORT BOND FUND
CLASS A SHARES
1996             $ 10.23     0.55       (0.10)        (0.55)           --          (0.02)          --          --
1995             $  9.84     0.58        0.39         (0.58)           --            --            --          --
1994(6)          $ 10.00     0.17       (0.16)        (0.17)           --            --            --          --
---------------------------------------------------------------------------------------------------------------------
MULTI SECTOR BOND FUND
CLASS A SHARES
1996             $  8.18     0.41       (0.25)        (0.40)           --          (0.10)          --          --
1995(7)          $  7.68     0.44        0.72         (0.44)           --          (0.22)          --          --
1995             $  8.25     0.52       (0.57)        (0.52)           --            --            --          --
1994(8)          $  8.36     0.47       (0.09)        (0.47)           --          (0.02)          --          --
---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BOND FUND
CLASS A SHARES
1996             $ 10.75     0.54        0.04         (0.54)           --            --            --          --
1995(3)          $ 10.00     0.98        1.10         (0.98)         (0.01)        (0.34)          --          --
---------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
CLASS A SHARES
1996             $1.0000    0.0488       0.0488       (0.0488)         --            --            --          --
1995             $1.0000    0.0549       0.0549       (0.0549)         --            --            --          --
1994             $1.0000    0.0378       0.0378       (0.0378)         --            --            --          --
1993             $1.0000    0.0281       0.0281       (0.0281)         --            --            --          --
1992             $1.0000    0.0347       0.0347       (0.0347)         --            --            --          --
1991             $1.0000    0.0579       0.0579       (0.0579)         --            --            --          --
1990             $1.0000    0.0784       0.0784       (0.0784)         --            --            --          --
1989             $1.0000    0.0877       0.0877       (0.0877)         --            --            --          --
1988(9)          $1.0000    0.0730       0.0730       (0.0730)         --            --            --          --
                    TOTAL
                DISTRIBUTIONS
                -------------
EQUITY INDEX FUND
CLASS A SHARES
1996              (0.55)
1995              (0.45)
1994              (0.61)
1993              (0.40)
1992(5)           (0.12)
---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
CLASS A SHARES
1996              (0.10)
1995              (0.11)
---------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
CLASS A SHARES
1996              (0.65)
1995              (0.59)
1994              (0.56)
1993              (0.72)
1992(4)           (0.66)
---------------------------------------------------------------------------------------------------------------------
BOND FUND
CLASS A SHARES
1996              (0.67)
1995              (0.64)
1994              (0.61)
1993              (1.07)
1992(4)           (0.69)
---------------------------------------------------------------------------------------------------------------------
SHORT BOND FUND
CLASS A SHARES
1996              (0.57)
1995              (0.58)
1994(6)           (0.17)
---------------------------------------------------------------------------------------------------------------------
MULTI SECTOR BOND FUND
CLASS A SHARES
1996              (0.50)
1995(7)           (0.66)
1995              (0.52)
1994(8)           (0.49)
---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BOND FUND
CLASS A SHARES
1996              (0.54)
1995(3)           (1.33)
---------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
CLASS A SHARES
1996              (0.0488)
1995              (0.0549)
1994              (0.0378)
1993              (0.0281)
1992              (0.0347)
1991              (0.0579)
1990              (0.0784)
1989              (0.0877)
1988(9)           (0.0730)

    Pegasus Funds
 10

--------------------------------------------------------------------------------

PEGASUS FUNDS
--------------------------------------------------------------------------------

                                                                       RATIO
                                                     RATIO OF         OF NET
                                                     EXPENSES       INVESTMENT
                                         RATIO      TO AVERAGE        INCOME
   NET                NET                OF NET     NET ASSETS      TO AVERAGE
  ASSET             ASSETS   RATIO OF  INVESTMENT   (EXCLUDING      NET ASSETS
  VALUE             END OF   EXPENSES    INCOME     FEE WAIVERS   (EXCLUDING FEE  PORTFOLIO   AVERAGE
 END OF     TOTAL   PERIOD  TO AVERAGE TO AVERAGE       AND         WAIVERS AND   TURNOVER   COMMISSION
 PERIOD   RETURN(A)  (000)  NET ASSETS NET ASSETS REIMBURSEMENTS) REIMBURSEMENTS)   RATE        RATE
 ------   --------- ------  ---------- ---------- --------------- --------------- ---------  ----------
 $ 16.75   22.49%   $35,336   0.37%      1.89%          --              --          12.25%   $     0.03
 $ 14.15   37.35%   $ 4,007   0.15%      2.39%          --              --          10.66%       --
 $ 10.65    1.02%   $ 1,197   0.17%      2.71%          --              --          24.15%       --
 $ 11.15    9.77%   $   960   0.20%      2.59%          --              --          16.01%       --
 $ 10.52   13.61%   $   151   0.22%+     2.71%+         --              --           0.50%++     --
-------------------------------------------------------------------------------------------------------
 $ 11.77    7.50%   $10,836   1.23%      0.88%         1.23%           0.88%         6.37%   $     0.07
 $ 11.05   11.47%   $   988   1.16%      1.43%         1.24%           1.35%         2.09%       --
-------------------------------------------------------------------------------------------------------
 $ 10.29    5.65%   $18,324   0.79%      6.17%          --              --          31.62%       --
 $ 10.37   19.48%   $11,654   0.73%      5.98%          --              --          36.47%       --
 $  9.21   (6.31)%  $11,983   0.74%      5.73%          --              --          54.60%       --
 $ 10.41    8.41%   $16,491   0.74%      5.44%          --              --          92.80%       --
 $ 10.28   11.17%+  $ 4,509   0.75%+     7.04%+         --              --          56.30%+      --
-------------------------------------------------------------------------------------------------------
 $ 10.27    4.98%   $46,977   0.78%      6.59%          --              --          24.92%       --
 $ 10.45   23.75%   $31,714   0.74%      6.39%          --              --          41.91%       --
 $  9.01   (6.99)%  $32,053   0.74%      6.36%          --              --          75.67%       --
 $ 10.32   11.39%   $45,410   0.73%      7.20%          --              --         111.52%       --
 $ 10.25    9.59%   $ 9,392   0.74%+     8.12%+         --              --          90.45%+      --
-------------------------------------------------------------------------------------------------------
 $ 10.11    4.45%   $ 1,033   0.80%      5.35%         0.82%           5.33%       109.58%       --
 $ 10.23   10.07%   $   766   0.75%      5.74%         0.81%           5.68%        30.94%       --
 $  9.84    0.21%+  $   308   0.75%+     5.92%+        0.93%+          5.74%+       10.20%++     --
-------------------------------------------------------------------------------------------------------
 $  7.84    2.75%   $ 8,798   0.84%      5.75%         0.90%           5.69%       103.93%       --
 $  8.18   15.55%++ $ 6,095   0.94%+     5.72%+        1.15%+          5.51%+      173.26%++     --
 $  7.68   (0.45)%  $    69   0.04%      6.70%         2.78%           3.96%        71.65%       --
 $  8.25    5.16%+  $    65     --       5.96%+        3.67%+          2.29%+       26.54%++     --
-------------------------------------------------------------------------------------------------------
 $ 10.79    5.62%   $ 2,006   1.15%      4.74%         1.94%           3.95%        97.82%       --
 $ 10.75   21.10%++ $   487   1.33%+     4.91%+        3.65%+          2.59%+       48.03%++     --
-------------------------------------------------------------------------------------------------------
 $1.0000    4.99%     --      0.63%      4.87%          --              --           --      $  728,397
 $1.0000    5.63%     --      0.51%      5.49%          --              --           --      $1,639,695
 $1.0000    3.86%     --      0.47%      3.78%          --              --           --      $1,323,040
 $1.0000    2.85%     --      0.49%      2.81%          --              --           --      $1,326,693
 $1.0000    3.58%     --      0.52%      3.47%          --              --           --      $1,095,354
 $1.0000    5.95%     --      0.50%      5.79%          --              --           --      $  775,521
 $1.0000    8.14%     --      0.50%      7.84%          --              --           --      $  717,516
 $1.0000    9.19%     --      0.51%      8.77%          --              --           --      $  446,466
 $1.0000    7.55%+    --      0.49%+     7.30%+         --              --           --      $  250,182

                                                                Pegasus Funds

NOTES TO FINANCIAL HIGHLIGHTS

(1)For the period January 1, 1997 through March 31, 1997 (unaudited).
(2)For the period December 17, 1996 (commencement of operations) through December 31, 1996.
(3)For the period January 27, 1995 (commencement of operations) through December 31, 1995.
(4)For the period May 1, 1992 (initial offering date of Class A Shares) through December 31, 1992.
(5)For the period July 10, 1992 (inception) through December 31, 1992.
(6)For the period September 17, 1994 (commencement of operations) through December 31, 1994.
(7) For the period February 1, 1995 through December 31, 1995. Effective February 1, 1995, the Fund changed its fiscal year end from January 31 to December 31.
(8)For the period March 5, 1993 (commencement of operations) through January 31, 1994.
(9)For the period January 4, 1988 (commencement of operations) through December 31, 1988.
(a)Total returns as presented do not include any applicable sales load or redemption charges.
 +Annualized.
++Not annualized.

    Pegasus Funds
 12

Description of the Funds

GENERAL
The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of twenty-seven investment portfolios, each of which consists of a separate pool of assets with separate investment objectives and policies. This Prospectus, however, describes only eighteen portfolios. Under the 1940 Act, each Fund is classified as a diversified investment portfolio (a "Diversified Fund") except for the International Equity and International Bond Funds, which are each classified as a non-diversified investment portfolio (the "Non-Diversified Funds").

INVESTMENT OBJECTIVES AND POLICIES
The investment objective of a Fund may not be changed without approval of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. See "General Information." Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without a vote of shareholders. There can be no assurance that a Fund will achieve its objective. The following sections should be read in conjunction with "Risk Factors" below and the description of investments in which the Funds may invest, as set forth in "Supplemental Information." A description of ratings ("Debt Ratings") is contained below and in the Statements of Additional Information.

ASSET ALLOCATION FUNDS
In order to achieve its investment objective, each Asset Allocation Fund will typically invest in the Underlying Funds within a predetermined target asset allocation range, as set forth below. The target asset allocation reflects the extent to which each Asset Allocation Fund will invest in a particular market segment, and the varying degrees of potential investment risk and reward represented by the fund's investments in those market segments and their corresponding Underlying Funds. The Investment Adviser may alter the target asset allocation and the target asset allocation ranges when it deems appropriate. The assets of each fund will be allocated among the Underlying Funds in accordance with the fund's investment objective, the target asset allocation, the Investment Adviser's outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. The Asset Allocation Funds will generally limit their investments to the Underlying Funds.
 In order to meet liquidity needs or for temporary defensive purposes, each Asset Allocation Fund may invest its assets in shares of the Money Market Fund and directly in the same types of underlying securities as are permissible investments for the Money Market Fund.
 The Managed Assets Conservative Fund seeks to provide long-term total return with capital appreciation as a secondary consideration. The Managed Assets Balanced Fund seeks to achieve long-term total return through a combination of capital appreciation and current income. The Managed Assets Growth Fund seeks to achieve long-term total return with current income a secondary consideration. The Managed Assets Conservative Fund is deemed to be more "conservative" than the Managed Assets Balanced and Managed Assets Growth Funds because it has a heavier weighting in Debt Securities and in Underlying Funds which invest primarily in Debt Securities and a lighter weighting in Equity Securities and in Underlying Funds which invest primarily in Equity Securities relative to the other Asset Allocation Funds. In attempting to achieve its asset allocation objective, except as set forth above, each Asset Allocation Fund will invest in the equity, debt and cash equivalent market sectors within the following ranges:

                                                                Pegasus Funds

                            TARGET ASSET ALLOCATION

   ASSET
 ALLOCATION
    FUND                EQUITY                    DEBT            CASH EQUIVALENT
----------------------------------------------------------------------------------
Managed As-
 sets Con-
 servative
 Fund                  30%-50%                   50%-70%              0%-20%
----------------------------------------------------------------------------------
Managed As-
 sets Bal-
 anced Fund            50%-70%                   30%-50%              0%-20%
----------------------------------------------------------------------------------
Managed As-
 sets Growth
 Fund                  70%-90%                   10%-30%              0%-20%
----------------------------------------------------------------------------------
Underlying    Equity Income Fund         Intermediate Bond Fund  Money Market Fund
 Funds by     Growth Fund                Bond Fund
 Category     Mid-Cap Opportunity Fund   Short Bond Fund
              Small-Cap Opportunity Fund Multi Sector Bond Fund
              Intrinsic Value Fund       International Bond Fund
              Growth and Value Fund      High Yield Bond Fund
              Equity Index Fund
              International Equity Fund

--------------------------------------------------------------------------------

EQUITY FUNDS
The Equity Income, Growth, Mid-Cap Opportunity, Small-Cap Opportunity, Intrinsic Value, Growth and Value and Equity Index Funds invest primarily in publicly traded common stocks of companies incorporated in the United States, although each such Fund may also invest up to 25% of its total assets in the Equity Securities of foreign issuers, either directly or through Depository Receipts. The International Equity Fund invests primarily in Equity Securities of foreign issuers, either directly or through Depository Receipts and similar securities which may be sponsored or unsponsored. In addition, each Equity Fund may: (1) invest in securities convertible into common stock, such as certain bonds and preferred stocks; (2) invest up to 5% of its net assets in other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities); (3) invest up to 5% of its net assets in lower-rated convertible securities; (4) enter into futures contracts and related options; (5) utilize options and other derivative instruments such as equity index swaps; and (6) lend its portfolio securities. The International Equity Fund also may invest in foreign currency and options on foreign currency transactions. Under normal market conditions, each Equity Fund expects to invest at least 65% of the value of its total assets in Equity Securities. Each Equity Fund may hold up to 35% of its total assets in Cash Equivalents and Debt Securities rated investment grade or higher at the time of purchase (i.e., no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, LP ("Fitch"), Duff & Phelps Credit Rating Co. ("Duff"), or unrated investments deemed by the Investment Adviser to be comparable in quality at the time of purchase to instruments that are so rated, and, in the case of the International Equity Fund, Debt Securities of foreign issuers, foreign governments and agencies.
 The EQUITY INCOME FUND will invest primarily in income-producing Equity Securities of domestic issuers. The Investment Adviser will be particularly alert to companies which pay above-average dividends, yet offer opportunities for capital appreciation and growth of earnings.
 The GROWTH FUND will invest primarily in Equity Securities of domestic issuers believed by the Investment Adviser to have above-average growth characteristics. The Investment Adviser may consider some of the following factors in making its investment decisions: the development of new or improved products or services; a favorable outlook for growth in the industry; patterns of increasing sales and earnings; the probability of increased operating efficiencies; cyclical conditions; or other signs that the company is expected to show greater than average earnings growth and capital appreciation.
 The MID-CAP OPPORTUNITY FUND intends to invest under normal market conditions at least 65% of the value of its total assets in Equity Securities of companies with market capitalizations of $500 million to $3 billion. The Investment Adviser believes that there are many companies in this size range that enjoy enhanced growth prospects, operate in more stable market niches, and have greater ability to respond to new business opportunities, all of which increase their likelihood of attaining superior levels of profitability and investment returns.
 The SMALL-CAP OPPORTUNITY FUND intends to invest under normal market conditions at least 65% of the value of its total assets in Equity Securities of small domestic issuers with market capitalizations of $100 million to $1 billion. The Investment Adviser will consider some of the following factors in making its investment decisions: high quality management; significant equity ownership positions by management; a leading or dominant position in a major product line; a sound financial position; and a relatively high rate of return on invested capital. The Fund also may invest in companies that offer the possibility of accelerating earnings growth because of management changes, new products or structural changes in the industry or the economy.
 The INTRINSIC VALUE FUND invests primarily in Equity Securities of companies believed by the Investment Adviser to represent a value or potential worth which is
 14
    Pegasus Funds
not fully recognized by prevailing market prices. In selecting investments for the Fund, screening techniques are employed to isolate issues believed to be attractively priced. The Investment Adviser then evaluates the underlying earning power and dividend paying ability of these potential investments. The Fund's holdings are usually characterized by lower price/earnings, price/cash flow and price/book value ratios and by above average current dividend yields relative to the equity market.
 The GROWTH AND VALUE FUND invests primarily in Equity Securities of companies believed by the Investment adviser to represent a value or potential worth which is not fully recognized by prevailing market prices. The Fund invests in companies which the Investment Adviser believes have earnings growth expectations that exceed those implied by the market's current valuation. In addition, the Fund seeks to maintain a portfolio of companies whose earnings will increase at a faster rate than those within the general equity market.
 The EQUITY INDEX FUND uses the S&P 500 Index as a benchmark for comparison because it represents roughly two-thirds of the market value of all publicly traded common stocks in the United States, is well known to investors and is a widely accepted measure of common stock investment returns. The S&P 500 Index contains a representative sample of common stocks that trade on the New York and American Stock Exchanges and also contains over-the-counter stocks that are a part of the National Market System.
 The Equity Index Fund seeks to achieve a 95% correlation coefficient between its performance and that of the S&P 500 Index. Therefore, the Fund's price changes and total return are expected to closely match movements in the underlying Index. Deviations from the performance of the S&P 500 Index ("tracking error") may result from shareholder purchases and redemptions of shares of the Fund that occur daily, as well as from the expenses borne by the Fund, cash reserves held by the Fund and purchases and sales of securities made by the Fund to conform its holdings more closely with those represented in the S&P 500 Index. In addition, tracking error may occur due to changes made in the S&P 500 Index and the manner in which the Index is calculated by S&P. In the event the performance of the Fund is not comparable to the performance of the Index, the Board of Trustees will examine the reasons for the deviation and the availability of corrective measures. If substantial deviation in the Fund's performance were to continue for extended periods, it is expected that the Board of Trustees would consider possible changes to the Fund's investment objective.
 The Equity Index Fund will not be managed by using traditional economic, financial or market analysis. Instead, the Fund utilizes a sampling methodology to determine which stocks to purchase or sell in order to closely replicate the performance of the S&P 500 Index. Stocks are selected for the Fund based on both capitalization weighting in the Index and industry representation. Larger market capitalization securities in the S&P 500 Index are added to the Fund according to their relative weight. Smaller capitalization securities are then added to the Fund in equal weights according to an analysis of the industry diversification of the S&P 500 Index. Therefore, while all industry weights in the Fund are essentially matched to those of the S&P 500 Index, not necessarily all of its 500 stocks are held in the Fund. The Fund may invest up to 25% of its assets in the securities of foreign issuers through Depository Receipts. Pending investment and to meet anticipated redemption requests, the Fund may hold up to 5% of its total assets in Cash Equivalent Securities. In addition, up to 5% of the Fund's total assets may be invested in futures contracts and related options in an effort to maintain exposure to price movements in the S&P 500 Index pending investment of funds or while maintaining liquidity to meet potential shareholder redemptions.
 The INTERNATIONAL EQUITY FUND intends to invest under normal market conditions at least 65% of the value of its total assets in Equity Securities of foreign issuers located in but not limited to the United Kingdom and European continent, Japan, other Far East areas and Latin America. The Fund may also invest in other regions seeking to capitalize on investment opportunities in other parts of the world, including developing countries.
 The Investment Adviser's investment approach to managing the International Equity Fund's assets emphasizes active country selection involving global economic and political assessments together with valuation analysis of selected countries' securities markets. In situations where an investment's attractiveness outweighs prospects for currency weakness, the Investment Adviser may take suitable hedging measures. An index approach is typically used at the stock selection level.
 The Investment Adviser employs quantitative techniques in conjunction with its judgment and experience to determine the foreign equity markets that the Fund will be invested in and the percentage of total assets the Fund will hold by country. Securities of a country are selected using a quantitatively-oriented sampling technique intending to generally replicate the performance of an individual country's stock market index. The Morgan Stanley Capital International Country Indexes have, for some time, been the accepted benchmarks in the U.S. for international equity fund country comparisons. The Fund may also invest in individual Equity Securities which the Investment Adviser believes offer opportunities for capital appreciation.

                                                                 Pegasus Funds

 The International Equity Fund's assets will be invested at all times in the securities of issuers located in at least three different foreign countries. Investments in a particular country may exceed 25% of the Fund's total assets, thus making its performance more dependent upon the political and economic circumstances of a particular country than a more widely diversified portfolio.

BOND FUNDS
Each of the Bond Funds will invest at least 65% of the value of its total assets under normal market conditions in Debt Securities. When the Investment Adviser believes it advisable for temporary defensive purposes, to maintain liquidity, or in anticipation of otherwise investing cash positions, each Bond Fund may invest in Cash Equivalent Securities. Most obligations acquired by the Funds, with the exception of the International Bond Fund, will be issued by companies or governmental entities located within the United States. Each Bond Fund, other than the International Bond Fund and High Yield Bond Fund, may invest up to 15% of its total assets in dollar denominated debt obligations (including Cash Equivalent Securities) of foreign issuers. The International Bond Fund may invest 100% of its assets in investment in foreign issuers. The High Yield Bond Fund may invest 100% of its total assets in dollar denominated debt obligations (including Cash Equivalents) of foreign issuers. In addition, each Bond Fund may lend its portfolio securities, purchase preferred securities, purchase convertible securities and restricted securities, and engage in futures and options transactions and other derivative instruments, such as interest rate swaps and forward contracts.
 Other than the International Bond Fund and High Yield Bond Fund, the Debt Securities in which each Bond Fund may invest will be rated investment grade at the time of purchase, or if unrated, will be deemed by the Investment Adviser to be comparable in quality at the time of purchase to instruments that are so rated. By so restricting its investments, a Fund's ability to maximize total rate of return will be limited. Under normal market conditions, at least 65% of the value of the International Bond Fund's total assets will consist of Debt Securities rated A or better by a Rating Agency, and the remainder of its assets may be invested in Debt Securities rated no lower than B by a Rating Agency. Under normal market conditions, the High Yield Bond Fund will invest primarily in Debt Securities which are rated BBB or lower by a Rating Agency. There is no minimal acceptable rating for a security to be purchased or held in the High Yield Bond Fund's portfolio and the Fund may, from time to time, purchase or hold securities rated in the lowest rating category or hold securities in default. The International Bond Fund and High Yield Bond Fund may also invest in Debt Securities which, while not rated, are determined by the Investment Adviser or, in the case of the High Yield Bond Fund, the Sub-Adviser, to be of comparable quality to those rated securities in which the Fund may invest. See "Risk Factors--Lower-Rated Securities."
 The INTERMEDIATE BOND FUND invests in a portfolio of U.S. dollar denominated Debt Securities of domestic and foreign issuers which, under normal market conditions, will have maturities or average lives of up to 15 years. The Fund's average weighted portfolio maturity is expected to be between 3 and 6 years.
 The BOND FUND invests in a portfolio of U.S. dollar denominated Debt Securities of domestic and foreign issuers. The Fund's average weighted portfolio maturity is expected to be between 6 and 12 years.
 The SHORT BOND FUND invests in a portfolio of U.S. dollar denominated Debt Securities of domestic and foreign issuers which, under normal market conditions, will have maturities or average lives of up to 10 years. The Fund's average weighted portfolio maturity will be limited to a maximum of 3 years.
 The MULTI SECTOR BOND FUND invests in a portfolio of U.S. dollar denominated Debt Securities of domestic and foreign issuers which, under normal market conditions, will have a dollar-weighted average maturity expected to range between 3 and 10 years.
 The INTERNATIONAL BOND FUND will invest in Debt Securities of issuers located throughout the world, except the United States. The Fund also may invest in convertible preferred stocks, hold foreign currency, and purchase debt securities or hold currencies in combination with forward currency exchange contracts. The Fund will be alert to opportunities to profit from fluctuations in currency exchange rates. The Fund will be particularly alert to favorable arbitrage opportunities (such as those resulting from favorable interest rate differentials) arising from the relative yields of the various types of securities in which the Fund may invest and market conditions generally. The Fund may invest without restriction in companies in, or governments of, developing countries. See "Risk Factors--Foreign Securities" below.
 The HIGH YIELD BOND FUND invests in a portfolio of U.S. dollar denominated Debt Securities of domestic and foreign issuers which, under normal market conditions are expected to be lower-rated corporate debt obligations or unrated obligations of comparable quality. Lower-rated or unrated bonds are commonly referred to as "junk bonds" and are regarded as predominantly speculative. Certain fixed rate obligations in which the Fund invests may involve equity characteristics. The Fund may, for example, invest in unit offerings that combine fixed rate securities and common stock or common stock equivalents such as warrants, rights, and options. The Fund may invest up to 10% of its total assets in Equity Securities (whether the equity securities are purchased in a unit offering or not); however, preferred and
 16
    Pegasus Funds
convertible securities are not subject to this limitation. The Fund may invest up to 10% of its total assets in foreign securities which are not publicly traded in the United States.

MONEY MARKET FUND
 The MONEY MARKET FUND invests in the following high quality money market instruments: (1) issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"); (2) U.S. dollar denominated obligations issued or guaranteed by the government of Canada, a Province of Canada, or an instrumentality or political subdivision thereof; (3) certificates of deposit, bankers' acceptances and time deposits of U.S. banks or other U.S. financial institutions (including foreign branches of such banks and institutions) having total assets in excess of $1 billion and which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation ("FDIC"); (4) certificates of deposit, bankers' acceptances and time deposits of foreign banks and U.S. branches of foreign banks having assets in excess of the equivalent of $1 billion; (5) commercial paper, other short-term obligations and variable and floating rate master demand notes, bonds, debentures and notes; (6) repurchase agreements relating to the above instruments.
 The Money Market Fund will only purchase "eligible securities" that present minimal credit risks as determined by the Investment Adviser pursuant to guidelines established by the Trust's Board of Trustees. Eligible securities include: (i) U.S. Government Obligations; (ii) securities that are rated (at the time of purchase) in the two highest categories for such securities by Rating Agencies; and (ii) certain securities that are not so rated but are of comparable quality to rated eligible securities as determined by the Investment Adviser. See "Investment Objectives, Policies and Risk Factors" in the Statement of Additional Information for a more complete description of eligible securities.
 The Money Market Fund is managed so that the average maturity of all instruments in the Fund (on a dollar-weighted basis) will not exceed 90 days. In no event will the Fund purchase any securities which are deemed to mature more than 397 days from the date of purchase (except for certain variable and floating rate instruments and securities underlying repurchase agreements and collateral underlying loans of portfolio securities).
 For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

INVESTMENT LIMITATIONS
 Each Fund is subject to a number of investment limitations. Except as noted, the following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of the outstanding shares of the Fund. Other investment limitations that cannot be changed without a vote of shareholders are contained in the Statements of Additional Information under "Investment Objectives, Policies and Risk Factors."
 Each of the Funds may not:
 1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, domestic bank obligations for the Money Market Fund, and repurchase agreements secured by such instruments, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and
(d) personal credit and business credit businesses will be considered separate industries.
 2. Make loans, except that it may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.
 3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.
 The Diversified Funds may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by it, except that up to 25% of the value of its total assets may be invested without regard to these limitations.
 Each Asset Allocation Fund will look through to its pro rata portion of the Underlying Funds' portfolio investments to determine consistency with its fundamental policies on diversification and concentration.
 Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such

                                                                Pegasus Funds
percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

RISK FACTORS
GENERAL
Before selecting a Fund in which to invest, the investor should assess the risks associated with the types of investments made by the Fund. Investors should consider a Fund as a supplement to an overall investment program and should invest only if they are willing to accept the risks involved. The following should be read in conjunction with "Supplemental Information" beginning on page A-1 of this Prospectus and the Statements of Additional Information.

EQUITY SECURITIES
(Asset Allocation, Equity and High Yield Bond Funds only) Securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies because they typically are traded in lower volume and their issuers typically are subject to a greater degree to changes in earnings and prospects.

DEBT SECURITIES
(All Funds) Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Debt Securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Many corporate debt obligations, including many lower-rated Debt Securities, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call Debt Securities during periods of declining interest rates. In these cases, a Fund would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

MUNICIPAL OBLIGATIONS
(Asset Allocation and Bond Funds only) These funds may invest in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their respective political subdivisions, agencies (including multi-state agencies), instrumentalities and authorities, the interest from which is, in the opinion of bond counsel for the issuers, exempt from regular federal income tax ("Municipal Obligations"). Investors should be aware that when a fund's assets are concentrated in obligations payable from revenues of similar projects or issued by issuers located in the same state, or in industrial development bonds, the fund will be subject to the particular risks relating to such securities (including legal and economic conditions) to a greater extent than if its assets were not so concentrated.
 Payment on Municipal Obligations held by the funds relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Moreover, collection of proceeds from a foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted Municipal Obligations.

LOWER-RATED SECURITIES
(Asset Allocation, Equity, International Bond and High Yield Bond Funds only) Investors should carefully consider the relative risks of investing in the higher yielding (and, therefore, higher risk) debt securities rated below investment grade by Moody's, S&P, Fitch or Duff (commonly known as junk bonds). Each Equity Fund is permitted to invest up to 5% of its net assets in lower-rated convertible securities. The International Bond Fund may invest up to 35% of its net assets in debt securities rated as low as B by Moody's, S&P, Fitch and Duff and unrated debt securities deemed by the Investment Adviser to be comparable in quality at the time of purchase to instruments that are so rated. The High Yield Bond Fund will invest primarily in debt securities rated Baa or lower by Moody's or BBB or lower by S&P, Fitch or Duff and unrated securities deemed by the Sub-Adviser to be comparable in quality at the time of purchase to instruments that are so rated. There is no minimal acceptable rating for a security to be purchased or held by the High Yield Bond Fund, and the Fund may, from time to time, purchase or hold securities rated in the lowest rating category or securities in default.
 Lower-rated securities will usually offer higher yields than investment grade securities. However, there is more risk associated with these investments because of reduced creditworthiness and increased risk of default. The market values of certain lower-rated debt securities tend to reflect specific developments with respect to the issuer to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher rated securities. Issuers of such debt securities often are highly leveraged and may not have available to them more traditional methods of financing.
 Securities rated below investment grade generally are subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated Debt Securities. Securities rated below BBB by S&P, Fitch or Duff or Baa by Moody's
 18
    Pegasus Funds
are regarded as predominantly speculative; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate and may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Factors adversely affecting the market price and yield of lower-rated debt securities, including a fund's ability to sell such securities in a market that may be less liquid than the market for higher rated securities, will adversely affect the fund's net asset value. In addition, the retail secondary market for these securities may be less liquid than that for higher rated securities; adverse conditions could make it difficult at times for a fund to sell certain securities or could result in lower prices than those used in calculating its net asset value.
 The Investment Adviser or Sub-Adviser will continually evaluate lower-rated securities and the ability of their issuers to pay interest and principal. A fund's ability to achieve its investment objective may be more dependent on the Investment Adviser's and Sub-Adviser's credit analysis than might be the case for a fund that invested in higher rated securities. See "Supplemental Information--Risks Related to Lower-rated Securities," "Debt Ratings" and the Appendix in the Statement of Additional Information for a general description of securities ratings.

FOREIGN SECURITIES
(All Funds) Foreign securities markets, especially those of developing countries, generally are not as developed or efficient as those in the United States. Investment in securities of foreign issuers, whether made directly or indirectly, involves inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies, the possibility of adverse changes in investment or exchange control regulations. In addition, foreign securities may be less liquid and more volatile than securities of comparable U.S. issuers.
 Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies.

FOREIGN CURRENCY AND FOREIGN COMMODITY TRANSACTIONS
(Asset Allocation, International Equity, International Bond and High Yield Bond Funds only) Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.
 The foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading currencies on an exchange. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a fund of unrealized profits or force it to cover its commitments for purchase or resale, if any, at the current market price.
 Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission (the "CFTC") and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.

MORTGAGE-RELATED SECURITIES
(Asset Allocation and Bond Funds only) No assurance can be given as to the liquidity of the market for certain mortgage-backed securities, such as collateralized mortgage obligations and stripped mortgage-backed securities. Determination as to the liquidity of interest-only and principal-only fixed mortgage-backed securities issued by the U.S. Government or its agencies and instrumentalities will be made in accordance with guidelines established by the Board. Mortgage-related securities may be considered a derivative instrument.

DERIVATIVE INSTRUMENTS
Each Fund may purchase certain "derivative instruments" in accordance with their respective investment objectives and policies. Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations and other types of asset backed securities, "stripped" securities and various floating rate instruments, including inverse floaters).
 Derivative instruments present, to varying degrees, market risk that the performance of the underlying

                                                                Pegasus Funds
assets, exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

SPECIAL RISK CONSIDERATIONS APPLICABLE TO THE ASSET ALLOCATION FUNDS
An investment in a mutual fund involves risk and, although the Asset Allocation Funds will ultimately be substantially invested in the Underlying Funds, such investment will not eliminate investment risk. Investing in the Underlying Funds through the Asset Allocation Funds also involves certain additional expenses and tax considerations that would not be present in a direct investment in the Underlying Funds. From time to time, the Underlying Funds may experience relatively large purchases or redemptions due to asset allocation decisions made by the Investment Adviser for its clients, including the Asset Allocation Funds. These transactions may have a material effect on the Underlying Funds because Underlying Funds that experience redemptions as a result of reallocations may have to sell portfolio securities and because the Underlying Funds that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities at times when they would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with the purchase and sale of securities and such sales may also increase transaction costs. The Investment Adviser is committed to minimizing the impact of these transactions on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Asset Allocation Funds. The Investment Adviser will monitor the impact of asset allocation decisions on the Underlying Funds and, where practicable, an Asset Allocation Fund will, at any one time, only redeem shares of any particular Underlying Fund to reduce its allocation to that Underlying Fund in increments of up to 5% (e.g. from 20% to 15%), except where such redemptions are to meet Fund shareholder redemption requests. The Investment Adviser will nevertheless face conflicts in fulfilling its responsibilities because of the possible differences between the interests of its asset allocation clients (including shareholders of the Asset Allocation Funds) and the interests of the Underlying Funds. Further information on the investment policies and objectives of the Underlying Funds can be found in "Supplemental Information" and the Statements of Additional Information.

OTHER INVESTMENT CONSIDERATIONS
The classification of the International Equity and International Bond Funds as "non-diversified" investment companies means that the proportion of their assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer and to hold not more than 10% of the voting securities of any single issuer. Each Non-Diversified Fund, however, intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). The Code requires that, at the end of each quarter of a fund's taxable year, (i) at least 50% of the market value of its total assets be invested in cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). Since a relatively high percentage of a Non-Diversified Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry or economic sector, its portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

How to Buy Shares

GENERAL INFORMATION
ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR EMPLOYER'S QUALIFIED BENEFIT PLAN. FOR MORE INFORMATION ON HOW TO PURCHASE SHARES OF THE FUNDS
 20
    Pegasus Funds

THROUGH YOUR EMPLOYER'S PLAN OR LIMITATIONS ON THE AMOUNT THAT MAY BE PURCHASED, PLEASE CONSULT YOUR EMPLOYER.
 Class A shares are sold at net asset value to qualified retirement, profit-sharing or other employee benefit plans ("Eligible Retirement Plans"), among others. Class A shares are not subject to a distribution fee or sales charge, although they are subject to a shareholder servicing fee and their pro rata portion of the fees payable by a Fund to financial institutions that provide recordkeeping and other services in connection with employee benefit plans which hold shares or to financial institutions that establish accounts on behalf of investors in connection with the purchase and/or sale of Class A shares. The annual service fee is at the rate of up to 0.25% of the value of the average daily net assets of Class A shares. See "Shareholder Services Plan."
 Share certificates will not be issued.

NET ASSET VALUE
As to each Fund, net asset value per Class A share is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. The assets of each Asset Allocation Fund will eventually consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values.
 NON-MONEY MARKET FUNDS. The net asset value per Class A share of each Non-Money Market Fund for purposes of pricing and redemption orders is determined by the Investment Adviser as of the close of trading on the floor of the New York Stock Exchange ("Exchange") (currently 4:00 p.m., Eastern Time) on each day the Exchange is open for business (a "Business Day") except: (i) those holidays which the Exchange observes (currently New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day); and (ii) those Business Days on which the Exchange closes prior to the close of its regular trading hours ("Early Closing Time") in which event the net asset value of each Non-Money Market Fund will be determined and its shares will be priced as of such Early Closing Time.
 Shares of the Underlying Funds held by the Asset Allocation Funds are valued by the Asset Allocation Funds at their respective net asset values. Securities held by the Funds which are traded on a recognized U.S. stock exchange are valued at the last sale price on the national securities market. Securities which are primarily traded on foreign securities exchanges are generally valued at the latest closing price on their respective exchanges, except when an occurrence subsequent to the time a value was established is likely to have changed such value, in which case the fair value of those securities will be determined through consideration of other factors by the Investment Adviser under the supervision of the Board of Trustees. Securities, whether U.S. or foreign, traded on only over-the-counter markets and securities for which there were no transactions are valued at the average of the current bid and asked prices. Debt Securities are valued according to the broadest and most representative market, which ordinarily will be the over-the-counter markets, whether in the United States or in foreign countries. Such securities are valued at the average of the current bid and asked prices. Securities (other than shares of the Underlying Funds) for which accurate market quotations are not readily available, and other assets are valued at fair value by the Investment Adviser under the supervision of the Board of Trustees. Securities (other than shares of the Underlying Funds) may be valued on the basis of prices provided by independent pricing services when the Investment Adviser believes such prices reflect the fair market value of such securities. The prices provided by pricing services take into account institutional size trading in similar groups of securities and any developments related to specific securities. For valuation purposes, the value of assets and liabilities expressed in foreign currencies will be converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation. Open futures contracts will be "marked-to-market."
 MONEY MARKET FUND. The net asset value per Class A share for purposes of pricing purchase and redemption orders is determined by the Investment Adviser as of 3:00 p.m., Eastern Time, on each Business Day except: (i) those holidays which the Exchange, the Investment Adviser or its bank affiliates observe (currently New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day); and (ii) those Business Days on which the Exchange closes at an Early Closing Time in which event the net asset value of the Money Market Fund will be determined and its shares will be priced as of such Early Closing Time.
 Shares of the Money Market Fund are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held in deposit at a Federal Reserve Bank) are received by First Data Investor Services Group, Inc. (the "Transfer Agent"). If an investor does not remit Federal Funds, his or her payment must be converted into Federal Funds. This usually occurs within one Business Day of receipt of a bank wire and within two Business Days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, the investor's money will not be invested.

                                                                Pegasus Funds

 The assets of the Money Market Fund are valued based upon the amortized cost method. Although the Trust seeks to maintain the net asset value per share of the Fund at $1.00, there can be no assurance that the net asset value will not vary.

How to Exchange Shares

SUBJECT TO ANY RESTRICTIONS CONTAINED IN YOUR EMPLOYER'S QUALIFIED BENEFIT PLAN, YOU MAY EXCHANGE CLASS A SHARES OF THE FUNDS AT NET ASSET VALUE. PLEASE CONTACT YOUR PLAN ADMINISTRATOR FOR INFORMATION ON HOW TO EXCHANGE YOUR SHARES.
 No fees currently are charged shareholders directly in connection with exchanges although the Funds reserve the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Funds reserve the right to reject any exchange request in whole or in part. The exchange privilege may be modified or terminated at any time upon notice to shareholders.

How to Redeem Shares

GENERAL INFORMATION
SUBJECT TO ANY RESTRICTIONS IMPOSED BY YOUR EMPLOYER'S QUALIFIED BENEFIT PLAN, YOU MAY SELL YOUR SHARES THROUGH THE PLAN TO THE TRUST ON ANY BUSINESS DAY (AS DESCRIBED UNDER "HOW TO BUY SHARES"). FOR MORE INFORMATION ON HOW TO REDEEM SHARES OF THE FUNDS THROUGH YOUR EMPLOYER'S PLAN, INCLUDING ANY CHARGES THAT MAY BE IMPOSED BY THE PLAN, PLEASE CONSULT YOUR EMPLOYER.
 An investor may request redemption of his or her shares by following instructions pertaining to his or her plan. It is the responsibility of the entity authorized to act on behalf of the investor's plan to transmit the redemption order to the Transfer Agent and credit the investor's account with the redemption proceeds on a timely basis. When a request is received in proper form, the Trust will redeem the shares at the next determined net asset value as described above. The Trust imposes no charges when shares are redeemed. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.
 A Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by SEC rules. The Funds will only redeem shares for which payment has been received.

Management of the Trust

TRUSTEES AND OFFICERS OF THE TRUST
The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. Information about the Trustees and officers of the Trust is contained in the Statements of Additional Information.

INVESTMENT ADVISER AND CO-ADMINISTRATORS
First Chicago NBD Investment Management Company, located at Three First National Plaza, Chicago, Illinois 60670 is each Fund's Investment Adviser. FCNIMCO is a registered investment adviser and a wholly-owned subsidiary of The First National Bank of Chicago ("FNBC"), which in turn is a wholly-owned subsidiary of First Chicago NBD Corporation ("FCN"), a registered bank holding company. FCNIMCO also acts as investment adviser for other accounts and registered investment company portfolios.
 FCNIMCO serves as Investment Adviser for the Trust pursuant to an Investment Advisory Agreement dated as of April 12, 1996. Under the Investment Advisory Agreement, FCNIMCO provides the day-to-day management of each Fund's investments. Subject to the overall authority of the Trust's Board of Trustees and in conformity with Massachusetts law and the stated policies of the Trust, FCNIMCO is responsible for making investment decisions for the Trust, placing purchase and sale orders (which may be allocated to various dealers based on their sales of Fund shares) and providing research, statistical analysis and continuous supervision of each Fund's investment portfolio.
 22
    Pegasus Funds

 Under the terms of the Investment Advisory Agreement, the Investment Adviser is entitled to a monthly fee as a percentage of each Fund's daily net assets. Each Fund's current contractual fee for advisory services is set forth below.

                                                                   EFFECTIVE RATE FOR
                                          CURRENT                  ADVISORY SERVICES
                                        CONTRACTUAL                  FOR YEAR ENDED
                                     ADVISORY FEE RATE             DECEMBER 31, 1996
-------------------------------------------------------------------------------------
ASSET ALLOCATION FUNDS:
Managed Assets Conserva-  0.65%                                          0.57%
 tive Fund
Managed Assets Balanced   0.65%                                          0.61%
 Fund
Managed Assets Growth     0.65%                                          0.14%
 Fund
-------------------------------------------------------------------------------------
EQUITY FUNDS:
Equity Income Fund        0.50%                                          0.50%
Growth Fund               0.60%                                          0.60%
Mid-Cap Opportunity Fund  0.60%                                          0.60%
Small-Cap Opportunity     0.70%                                          0.70%
 Fund
Equity Index Fund         0.10%                                          0.10%
Intrinsic Value Fund      0.60%                                          0.60%
Growth and Value Fund     0.60%                                          0.60%
International Equity      0.80%                                          0.80%
 Fund
-------------------------------------------------------------------------------------
BOND FUNDS:
Intermediate Bond Fund    0.40%                                          0.40%
Bond Fund                 0.40%                                          0.40%
Short Bond Fund           0.35%                                          0.35%
Multi Sector Bond Fund    0.40%                                          0.40%
International Bond Fund   0.70%                                          0.13%
High Yield Bond Fund      0.70%                                            N/A
-------------------------------------------------------------------------------------
MONEY MARKET FUND:
Money Market Fund          0.30% of the first $1 billion,                0.29%
                          0.275% of next $1 billion,
                           0.25% of amount in excess of $2 billion
-------------------------------------------------------------------------------------

In addition to the fees listed above, the Investment Adviser is entitled to 4/10ths of the gross income earned by a Fund on each loan of securities (excluding capital gains and losses, if any). To date the Funds have not made any such payments and have no current intention to do so.
 Although the fee payable by the International Equity Fund is higher than the fee payable by other funds, the Investment Adviser believes that it is within the range of fees payable by funds with comparable investment objectives and policies.
 The following persons are responsible for the day-to-day management of each of the Funds.
 CLAUDE B. ERB, First Vice President and Director of Investment Planning, is primarily responsible for the day-to-day management of the Asset Allocation Funds and the International Bond Fund. Mr. Erb has served as Deputy Chief Investment Officer and Senior Vice President of Trust Services of America and TSA Capital Management from 1986 through 1992. Mr. Erb joined FCN in 1993.
 CHRIS M. GASSEN, First Vice President, and F. RICHARD NEUMANN, First Vice President, are primarily responsible for the day-to-day management of the Equity Income and Intrinsic Value Funds. Mr. Gassen joined FCN in 1985 and Mr. Neumann joined FCN in 1981.
 RONALD L. DOYLE, First Vice President, and JOSEPH R. GATZ, Vice President, are primarily responsible for the day-to-day management of the Mid-Cap Opportunity and Small-Cap Opportunity Funds. Mr. Doyle joined FCN in 1982 and Mr. Gatz joined FCN in 1986.
 JEFFREY C. BEARD, First Vice President, and GARY L. KONSLER, First Vice President, are primarily responsible for the day-to-day management of the Growth and Value and Growth Funds. Mr. Beard joined FCN in 1982 and Mr. Konsler joined FCN in 1973.
 RICARDO F. CIPICCHIO, First Vice President, and MARK M. JACKSON, Vice President, are primarily responsible for the day-to-day management of the Multi Sector Bond Fund. Mr. Cipicchio joined FCN in 1989. Mr. Jackson served as portfolio manager for Alexander Hamilton Life Insurance Company, 1993-1996, and as portfolio manager for Public Employees Retirement System of Ohio, 1988-1993. Mr. Jackson joined FCN in 1996.
 RICHARD P. KOST, First Vice President, and CLYDE L. CARTER, JR., Vice President, are primarily responsible for the day-to-day portfolio management of the International Equity Fund. Mr. Kost joined FCN in 1964 and Mr. Carter joined FCN in 1987.
 DOUGLAS S. SWANSON, First Vice President, and MR. CIPICCHIO are primarily responsible for the day-to-day management of the Intermediate Bond and Bond Funds. Mr. Swanson joined FCN in 1983.

                                                                Pegasus Funds

 MR. CIPICCHIO And CHRISTOPHER J. NAUSEDA, Vice President, are primarily responsible for the day-to-day portfolio management of the Short Bond Fund. Mr. Nauseda joined FCN in 1982.
 Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but do not prohibit such a bank holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. Subject to such banking laws and regulations, the Investment Adviser believes that it and its affiliated banks may perform the advisory, administrative and custodial services for the Trust described in this Prospectus, and may perform the shareholder services contemplated by this Prospectus, without violation of such banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent the Investment Adviser from continuing to perform investment advisory or custodial services for the Trust or require them to alter or discontinue the services they provide to shareholders.
 If the Investment Adviser and its affiliated banks were prohibited from performing investment advisory or custodial services for the Trust, it is expected that the Board of Trustees would recommend that shareholders approve new agreements with another entity or entities qualified to perform such services and selected by the Board. The Trust does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.
 FCNIMCO and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("Distributor" or "BISYS") jointly serve as the Trust's Co-Administrators pursuant to an Administration Agreement with the Trust. Under the Administration Agreement, FCNIMCO and BISYS generally assist in all aspects of the Trust's operations, other than providing investment advice, subject to the overall authority of the Trust's Board in accordance with Massachusetts law. Under the terms of the Administration Agreement the Trust pays FCNIMCO, as agent for the Co-Administrators, a monthly administration fee at the annual rate of .15% of each Fund's average daily net assets. For the fiscal year ended December 31, 1996, the Trust paid administration fees at the effective annual rate of .15% of each Fund's average daily net assets.

THE SUB-ADVISER
Federated Investment Counseling, located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222, is the sub-adviser for the High Yield Bond Fund. Federated is a registered investment adviser and a subsidiary of Federated Investors. All of the Class A voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and a trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and a trustee of Federated Investors.
 Under the terms of the Sub-Advisory Agreement, Federated provides the day-to-day management of the High Yield Bond Fund's investments. Subject to the oversight and supervision of FCNIMCO and the Trust's Board of Trustees, Federated is responsible for making investment decisions for the High Yield Bond Fund, placing purchase and sale orders (which may be allocated to various dealers based on their sale of Fund shares) and providing research, statistical analysis and continuous supervision of the Fund's investment portfolio.
 For its services, Federated is entitled to a monthly fee at the following annual rates (as a percentage of the High Yield Bond Fund's average daily net assets), which vary according to the level of assets: .50% on the first $30 million of average daily net assets, .40% on the next $20 million, .30% on the next $25 million, .25% on the next $25 million and .20% of the Fund's average daily net assets in excess of $100 million. The Sub-Adviser's fee is paid by FCNIMCO and not by the Fund.
 Mark E. Durbiano, Senior Vice President, and Constantine Kartsonas are primarily responsible for the day-to-day management of the High Yield Bond Fund. Mr. Durbiano joined Federated in 1982. Mr. Kartsonas joined Federated in 1994 as an Investment Analyst and has been an Assistant Vice President of an affiliate of the Sub-Adviser since January 1997. Mr. Kartsonas served as an Operations Analyst at Lehman Brothers from 1990-1993.

DISTRIBUTOR
BISYS Fund Services, located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Trust's principal underwriter and distributor of the Funds' shares.

TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN
First Data Investor Services Group, Inc., P.O. Box 5142, Westborough, Massachusetts 01581-5120, serves as the Trust's Transfer and Dividend Disbursing Agent. NBD Bank ("NBD"), which is a wholly-owned subsidiary of FCN, serves as the Trust's custodian (the "Custodian"). NBD is located at 900 Tower Drive, Troy, Michigan 48098.
 24
    Pegasus Funds

SHAREHOLDER SERVICES PLAN
Under a Shareholder Services Plan, the Trust pays the Distributor for the provision of certain services to the holders of Class A shares a fee at an annual rate of .25% of the value of the average daily net assets of such shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Funds and providing reports and other information and services related to the maintenance of shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain banks, securities dealers, and other industry professionals such as investment advisers, accountants and estate planning firms (collectively, "Service Agents") in respect of these services. The Investment Adviser and its subsidiaries and affiliates may act as Service Agents and receive fees under the Shareholder Services Plan. The Distributor determines the amounts to be paid to Service Agents.

EXPENSES
All expenses incurred in the operation of the Trust are borne by it, except to the extent specifically assumed by the Trust's service providers. The expenses borne by the Trust include: organizational costs; taxes; interest; loan commitment fees; interest and distributions paid on securities sold short; brokerage fees and commissions, if any; fees of Board members; SEC fees; state Blue Sky registration fees; advisory fees; charges of custodians, transfer and dividend disbursing agents' fees; fees pursuant to agency, sub-transfer agency and service agreements; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining each Fund's existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders' reports and meetings; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Trust are allocated among such Funds on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each such Fund.
 The imposition of the advisory fee, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund's overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be. The Fund will not pay the Investment Adviser at a later time for any amounts which may be waived, nor will the Fund reimburse the Investment Adviser for any amounts which may be assumed.

Dividends and Distributions

THE MANAGED ASSETS BALANCED, MANAGED ASSETS GROWTH, GROWTH, MID-CAP OPPORTUNITY, SMALL-CAP OPPORTUNITY, INTRINSIC VALUE, GROWTH AND VALUE, EQUITY INDEX AND INTERNATIONAL EQUITY FUNDS declare and pay dividends from net investment income on a quarterly basis. THE BOND FUNDS AND THE MANAGED ASSETS CONSERVATIVE AND EQUITY INCOME FUNDS declare and pay dividends from net investment income on a monthly basis.
THE MONEY MARKET FUND declares dividends from net investment income on each of its Business Days and pays dividends on a monthly basis. Shares begin accruing dividends on the Business Day on which the purchase order is effective. The earnings for Saturday, Sunday and holidays are declared as dividends on the preceding Business Day.
 Each Fund will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. Dividends are automatically reinvested in additional Fund shares of the same Class from which they were paid at net asset value.

Taxes

FEDERAL
Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification generally will relieve the Funds of liability for federal income taxes to the extent their earnings are distributed in accordance with the Code.
 Each Fund intends to distribute as dividends substantially all of its net income each year. Such dividends will be taxable as ordinary income to a Fund's shareholders, who are not tax-exempt entities or tax-exempt shareholders, regardless of whether a distribution is received in cash or reinvested in additional shares. Dividends derived from net capital gains will be taxable to Fund shareholders, who are not tax-exempt entities or tax-exempt shareholders, as long-term capital gains, regardless of how long the shareholders have held the shares and whether such gains are paid in cash or reinvested in Fund shares. Distributions by the Funds to employee benefit plans that qualify for tax-exempt treatment under federal income tax laws will not be subject to current taxation.

                                                                Pegasus Funds

Performance Information

From time to time, in advertisements or in reports to shareholders the performance of the Funds may be compared to the performance of other mutual funds with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund's shares may be compared to data prepared by Lipper Analytical Services, Inc. In addition, the performance of the Funds may be compared to Standard & Poor's 500 Index, an index of unmanaged groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of thirty industrial companies listed on the New York Stock Exchange. The yields of the Money Market Fund may be compared to the Donoghue's Money Fund Average which is an average compiled by IBC/Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. Performance data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund.
 A Fund's "yield" refers to the income generated by an investment in a Fund over a thirty-day period for the Asset Allocation and Bond Funds identified in the advertisement. This income is then "annualized," i.e., the income generated by the investment during the respective period is assumed to be earned and reinvested at a constant rate and compounded semi-annually and is shown as a percentage of the investment. In the case of the Money Market Fund, "yield" refers to the income generated by an investment in the Fund over a seven-day period identified in the advertisement. This income is then "annualized," i.e., the income generated by the investment during the respective period is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, income is assumed to be reinvested, thereby making the "effective yield" slightly higher because of the compounding effect of the assumed reinvestment.
 The Funds calculate their total returns on an "average annual total return" basis for various periods from the date they commenced investment operations and for other periods as permitted under the rules of the SEC. Average annual total return reflects the average annual percentage change in value of an investment in the Funds over the measuring period. Total returns may also be calculated on an "aggregate total return basis" for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return also reflect changes in the price of a Fund's shares and assume that any dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares. When considering average total return figures for periods longer than one year, it is important to note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.
 The total return performance of the Equity Income, Growth, Small-Cap Opportunity and International Bond Funds includes performance of a common trust fund managed by FNBC which had substantially the same investment objective, policies, restriction and methodologies as its corresponding Fund for periods before such Fund's registration statement became effective. The common trust funds were not registered under the 1940 Act and therefore were not subject to certain investment restrictions imposed by the 1940 Act. If the common trust funds had registered under the 1940 Act, performance may have been adversely affected.
 Performance of the Funds is based on historical earnings and will fluctuate and is not intended to indicate future performance. The investment performance of an investment in the Non-Money Market Funds will fluctuate so that a shareholder's shares, when redeemed, may be worth more or less than their original cost. A Fund's performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Performance data should also be considered in light of the risks associated with a Fund's portfolio composition, quality, maturity, operating expenses and market conditions. Any fees charged by employee benefit plans directly to their participants in connection with investments in Fund shares will not be reflected in a Fund's performance calculations.
 26
    Pegasus Funds

HISTORICAL PERFORMANCE INFORMATION
Composite performance is set forth below for the Class A shares of the Funds or predecessor funds, as the case may be, for various periods ended December 31, 1996, except as noted (unaudited).

                                            AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------------------------
                                               5              SINCE INCEPTION
                                      1 YEAR YEARS  10 YEARS (INCEPTION DATE)
------------------------------------------------------------------------------
ASSET ALLOCATION FUNDS:
Managed Assets Conservative Fund*(1)  10.11% 10.28%  11.19%  11.66% (1/23/86)
Managed Assets Balanced Fund*         12.99%    N/A     N/A  10.88% (1/1/94)
Managed Assets Growth Fund               N/A    N/A     N/A    .50% (12/17/96)
------------------------------------------------------------------------------
EQUITY FUNDS:
Equity Income Fund(1)                 19.28%    N/A     N/A  25.43% (1/27/95)
Growth Fund(2)                        20.11%    N/A     N/A  25.98% (1/27/95)
Mid-Cap Opportunity Fund              24.91%    N/A     N/A  17.42% (5/1/92)
Small-Cap Opportunity Fund(1)         24.59%    N/A     N/A  25.71% (1/27/95)
Intrinsic Value Fund                  23.80%    N/A     N/A  13.88% (5/1/92)
Growth and Value Fund                 19.24%    N/A     N/A  13.96% (5/1/92)
Equity Index Fund                     22.49%    N/A     N/A  16.56% (7/10/92)
International Equity Fund              7.50%    N/A     N/A   9.12% (12/3/94)
------------------------------------------------------------------------------
BOND FUNDS:
Intermediate Bond Fund                 5.64%    N/A     N/A   6.86% (5/1/92)
Bond Fund                              4.98%    N/A     N/A   8.20% (5/1/92)
Short Bond Fund                        4.45%    N/A     N/A   6.31% (9/17/94)
Multi Sector Bond Fund(1)              2.75%    N/A     N/A   5.73% (3/5/93)
International Bond Fund(1)             5.62%    N/A     N/A  13.60% (1/27/95)
------------------------------------------------------------------------------

* During the periods noted, these Asset Allocation Funds invested substantially all of their assets directly in portfolio securities rather than mutual fund shares. Investing in the Underlying Funds through the Asset Allocation Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Had these additional expenses and tax results been reflected, performance would be reduced.
(1) Prior to September 21, 1996, the Managed Assets Conservative, Equity Income, Small-Cap Opportunity, Multi Sector Bond and International Bond Funds had no prior operating history. Except as noted below, performance for periods prior to such date is represented by the performance of the Prairie Managed Assets Income, Prairie Equity Income, Prairie Special Opportunity, Prairie Intermediate Bond and Prairie International Bond Funds, respectively. On September 21, 1996, the assets and liabilities of these Prairie Funds were transferred to the above stated respective Funds of the Trust. Performance of the Managed Assets Conservative Fund for periods prior to March 3, 1995 is represented by the performance of the First Prairie Diversified Assets Fund. The Prairie Managed Assets Income Fund commenced operations through a transfer of assets from the First Prairie Diversified Assets Fund.
(2) Performance for periods from January 27, 1995 to August 24, 1996 is represented by the performance of the Prairie Growth Fund. On such date, the assets and liabilities of the Prairie Growth Fund were transferred to the Growth Fund.

For the seven day period ended December 31, 1996, the annualized yields and effective yields for the Class A shares of the Money Market Fund were 4.90% and 5.02%, respectively.

                                                                Pegasus Funds

General Information

The Trust was organized as a Massachusetts business trust on April 21, 1987 under a Declaration of Trust. The Trust is a series fund having twenty-seven series of shares of beneficial interest, each of which evidences an interest in a separate investment portfolio. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares ("Series") representing interests in a portfolio and an unlimited number of classes of shares within a Series. In addition to the Funds described herein, the Trust offers the following investment portfolios: the Treasury Money Market, Municipal Money Market, Michigan Municipal Money Market, Cash Management, U.S. Government Securities Cash Management, Treasury Prime Cash Management, Municipal Bond, Intermediate Municipal Bond and Michigan Municipal Bond Funds.
 Each Fund described herein offer three classes of shares: Class A, Class B and Class I. The Treasury Money Market, Municipal Money Market and Michigan Money Market Funds offer two classes of shares: Class A and Class I. The Cash Management, U.S. Government Cash Management and Treasury Prime Cash Management Funds offer two Classes of shares: Class S and Class I. Each share has $.10 par value, represents an equal proportionate interest in the related Fund with other shares of the same class outstanding, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Board of Trustees.
 Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and each Series entitled to vote on a matter will vote thereon in the aggregate and not by Series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular Series. In addition, shareholders of each of the Series have equal voting rights except that only shares of a particular class within a Series are entitled to vote on matters affecting only that class. Voting rights are not cumulative, and accordingly the holders of more than 50% of the aggregate number of shares of all Trust portfolios may elect all of the Trustees. Each Asset Allocation Fund will vote its Underlying Fund shares in proportion to the votes of all other shareholders of each respective Underlying Funds.
 As of May 31, 1997, FCN and its affiliates held beneficially of record approximately 33.12%, 42.10%, 64.81%, 19.61%, 74.70%, 67.94%, 80.73%, 55.08%,
71.49%, 66.65%, 91.58%, 68.89% and 21.32% respectively of the outstanding shares of the Managed Assets Balanced, Growth, Mid-Cap Opportunity, Small-Cap Opportunity, Intrinsic Value, Growth and Value, Equity Index, International Equity, Intermediate Bond, Bond, Short Bond, International Bond and Money Market Funds, respectively.
 Because NBD serves the Trust as Custodian, the Board of Trustees has established a procedure requiring three annual verifications, two of which are unannounced, of all investments held pursuant to the Custodian Agreement, to be conducted by the Trust's independent accountants.
 The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trust's By-Laws provide that special meetings of shareholders of any Series shall be called at the written request of shareholders entitled to cast at least 10% of the votes of a Series entitled to be cast at such meeting. The Trust also stands ready to assist shareholder communications in connection with any meeting of shareholders as prescribed in Section 16(c) of the 1940 Act.
 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUNDS' SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
 28
    Pegasus Funds

Supplemental Information

RATINGS
The ratings of Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, the Investment Adviser or Sub-Adviser also will evaluate such obligations and the ability of their issuers to pay interest and principal. Each Fund will rely on the Investment Adviser's or Sub-Adviser's judgment, analysis and experience in evaluating the assets of an issuer. Obligations rated in the lowest of the top four investment grade rating categories (Baa by Moody's or BBB by S&P, Fitch or Duff) are considered to have less capacity to pay interest and repay principal and have certain speculative characteristics.

SHORT-TERM INVESTMENTS
Each Fund may hold the types of short-term U.S. Government obligations described under "Investment Objectives and Policies--Asset Allocation Funds" above.

U.S. GOVERNMENT OBLIGATIONS
U.S. Government obligations include all types of U.S. Government securities, including U.S. Treasury bonds, notes and bills, and obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. U.S. Government obligations also include interests in the foregoing securities, including collateralized mortgage obligations guaranteed by a U.S. Government agency or instrumentality, and in Government-backed trusts which hold obligations of foreign governments that are guaranteed or backed by the full faith and credit of the United States.
 Obligations of certain U.S. agencies and instrumentalities such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

BANK OBLIGATIONS
Bank obligations in which the Funds may invest include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Funds may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits.
 Obligations issued or guaranteed by foreign branches of U.S. banks (commonly known as "Eurodollar" obligations) or U.S. branches of foreign banks (commonly known as "Yankee dollar" obligations) may be general obligations of the parent bank or obligations only of the issuing branch. Where the obligation is only that of the issuing branch, the parent bank has no legal duty to pay such obligation. Such obligations would thus be subject to risks comparable to those which would be present if the issuing branch were a separate bank. The Money Market Fund will not invest in a Eurodollar obligation if upon making such investment the total Eurodollar obligations which are not general obligations of domestic parent banks would thereby exceed 25% of its total assets.
 Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
 Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by each Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.
 Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft

                                                                Pegasus Funds
                                                                            A-
drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

CERTAIN CORPORATE OBLIGATIONS
Commercial paper in which the Funds may invest consists of short-term, unsecured promissory notes issued by domestic or foreign entities to finance short-term credit needs.

VARIABLE AND FLOATING RATE INSTRUMENTS
Each Fund may invest in variable and floating rate instruments, including without limitation, for each Fund other than the Money Market Fund, inverse floating rate debt instruments ("inverse floaters") some of which may be leveraged. The interest rate of an inverse floater resets in the opposite direction from the market rate of interest to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.
 The Money Market Fund may purchase rated and unrated variable and floating rate obligations that have stated maturities in excess of 13 months but, in any event, permit the fund to demand payment of the principal of the instrument at least once every 13 months on not more than thirty days' notice (unless the instrument is a U.S. Government Obligation), provided that the demand feature may be sold, transferred, or assigned only with the underlying instrument involved. Such instruments may include variable rate demand notes which are unsecured instruments that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.
 The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Funds to dispose of them if the issuer defaulted on its payment obligation or during periods that a Fund is not entitled to exercise demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. In the absence of an active secondary market, variable and floating rate instruments (including inverse floaters) will be subject to a fund's limitation on illiquid investments. See "Illiquid Securities."

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS
To increase income, each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price ("repurchase agreements"). The Funds will not enter into repurchase agreements with the Investment Adviser, the Sub-Adviser, the Distributor, or any of their affiliates, except as may be permitted by the SEC. Although the securities subject to repurchase agreements may bear maturities exceeding 13 months provided the repurchase agreement itself matures in 13 months or less, the Funds generally intend to enter into repurchase agreements which terminate within seven days after notice by them. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price, marked to market daily. Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.
 Each Fund may also obtain funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a fund will sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase them at a particular date and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets equal to the repurchase price marked to market daily (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained.

LENDING PORTFOLIO SECURITIES
To increase income or offset expenses, each Fund may lend portfolio securities to financial institutions such as banks and broker dealers in accordance with its investment limitations. Agreements will require that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned plus accrued interest. Collateral for such loans could include cash or securities of the U.S. Government, its agencies or instrumentalities, some of which may bear maturities exceeding 13 months. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a particular Fund exceeds one-third of the value of its total assets. Loans of securities involve risk of delay in receiving additional collateral or in recovering the securities loaned or possible loss of rights in the collateral should the borrower of the securities become insolvent. Loans will be made only to borrowers that provide the requisite collateral comprised of liquid assets and when, in the Investment Adviser's or Sub-Adviser's judgment, the income to be earned from the loan justifies the attendant risks.
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  2 Pegasus Funds

ZERO COUPON OBLIGATIONS AND PAY-IN-KIND SECURITIES
Each Fund may invest in zero coupon obligations which are discount debt obligations that do not make periodic interest payments although income is generally imputed to the holder on a current basis. The High Yield Bond Fund may invest in pay-in-kind securities which make periodic payments in the form of additional securities (as opposed to cash). Such obligations may have higher price volatility than those which require the payment of interest periodically. The Investment Adviser and Sub-Adviser will consider the liquidity needs of a Fund when any investment in zero coupon obligations is made.
 Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind securities to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, each Fund that invests in such securities may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. Such Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may be reduced as a result.

WHEN ISSUED PURCHASES AND FORWARD COMMITMENTS
The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield obtained in a transaction may be less favorable than the yield available in the market when the securities delivery takes place. Each Fund's forward commitments and when-issued purchases are not expected to exceed 25% of the value of its total assets absent unusual market conditions. A Fund does not earn income with respect to these transactions until the subject securities are delivered to the Fund. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives.

FOREIGN SECURITIES
Investments by the Funds in foreign securities, with respect to certain foreign countries, expose them to the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets or diplomatic developments that could affect investment within those countries. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Because of these and other factors, securities of foreign companies acquired by the Funds may be subject to greater fluctuation in price than securities of domestic companies.
 Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Some currency exchange costs may be incurred when a Fund changes investments from one country to another.
 Furthermore, some securities may be subject to brokerage taxes levied by foreign governments, which have the effect of increasing the costs of such investments and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income received by the Funds from sources within foreign countries may be reduced by withholding or other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by a Fund will reduce its net income available for distribution to investors.

DEPOSITORY RECEIPTS
Each Asset Allocation and Equity Fund may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and similar securities representing securities of foreign issuers. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Certain such institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer. EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities and are generally denominated in foreign currencies. Generally, EDRs, in bearer form, are designed for use in the European securities markets.
                                                                Pegasus Fund3A-s

SUPRANATIONAL BANK OBLIGATIONS
The Funds may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

CONVERTIBLE SECURITIES
Each Non-Money Market Fund may invest in convertible securities. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. The High Yield Bond Fund does not limit convertible securities by rating, and there is no minimal acceptance rating for a convertible security to be purchased or held in the Fund. Therefore, the High Yield Bond Fund invests in convertible securities irrespective of their ratings. This could result in the High Yield Bond Fund purchasing and holding, without limit, convertible securities rated below investment grade by a Rating Agency.

SECURITIES OF INVESTMENT COMPANIES
Each Fund may invest in securities issued by open-end (and closed-end for Non-Money Market Funds) investment companies which principally invest in securities in which such Fund invests. Under the 1940 Act, a Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in the aggregate. Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers' commissions. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

ASSET BACKED SECURITIES
Asset Backed Securities acquired by the Non-Money Market Funds consist of both mortgage and non-mortgage backed securities. Asset backed securities held by the funds arise through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders ("Asset Backed Securities"), as described below.
 The yield characteristics of Asset Backed Securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e. loans) generally may be prepaid at any time. As a result, if an Asset Backed Security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an Asset Backed Security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the funds, the maturity of Asset Backed Securities will be based on estimates of average life.
 Prepayments on Asset Backed Securities generally increase with falling interest rates and decrease with rising interest rates. Prepayment rates are also influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of an Asset Backed Security with prepayment features may not increase as much as that of other fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.
 These characteristics may result in higher level of price volatility for these assets under certain market conditions. In addition, while the trading market for short-term mortgages and Asset Backed Securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.
 Mortgage backed securities represent an ownership interest in a pool of mortgages, the interest on which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, although not necessarily by the U.S. Government itself. Mortgage backed securities include collateralized mortgage obligations ("CMOs"), real estate investment trusts ("REITs") and mortgage pass-through certificates.
 CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits
 A-
  4 Pegasus Funds

("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The multiple class securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, including the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by trusts formed by private originators of, or investors in, mortgage loans. Classes in CMOs which the funds may hold are known as "regular" interests. CMOs also issue "residual" interests, which in general are junior to and more volatile than regular interests. The funds do not intend to purchase residual interests.
 Mortgage pass-through certificates provide the holder with a pro rata interest in the underlying mortgages. One type of such certificate in which the funds may invest is a GNMA Certificate which is backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Another type is a FNMA Certificate, the principal and interest of which are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. Another type is a FHLMC Participation Certificate which is guaranteed by FHLMC as to timely payment of principal and interest. However, like a FNMA security, it is not guaranteed by the full faith and credit of the U.S. Government. Privately issued mortgage backed securities will carry a rating at the time of purchase of at least A by S&P or by Moody's or, if unrated, will be in the Investment Adviser's opinion equivalent in credit quality to such rating. Mortgage backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.
 The Non-Money Market Funds may also invest in non-mortgage backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
 Non-mortgage backed securities involve certain risks that are not presented by mortgage backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Most issuers of motor vehicle receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related motor vehicle receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the motor vehicle receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

STRIPPED GOVERNMENT OBLIGATIONS
The Asset Allocation and Bond Funds and the Money Market Fund may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and, for each fund other than the Money Market Fund, may include stripped mortgage backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.
 SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. With respect to investments in interest only securities, should the underlying obligations experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments may be more volatile in response to change in interest rates. The yields on a class SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage backed obligations because their cash flow patterns are more volatile. For interest only securities, there is a greater risk that the initial investment will not be fully recouped.

                                                                Pegasus Funds
                                                                            A-

RISKS RELATED TO LOWER-RATED SECURITIES
The Asset Allocation, Equity, International Bond and High Yield Bond Funds may purchase lower-rated securities (commonly known as junk bonds). While any investment carries some risk, some of the risks associated with lower-rated securities are different from the risks associated with investment grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities, and the net asset value of those fund's shares, may be quite volatile.
 RELATIVE YOUTH OF LOWER-RATED SECURITIES' MARKET. Because the market for lower-rated securities, at least in its present size and form, is relatively new, there remains some uncertainty about its performance level under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in a fund's portfolio.
 SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. Also, during an economic downturn or a period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing. If the issuer of a security defaults, a fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of securities as well as a fund's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.
 LIQUIDITY AND VALUATION. In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur when there is not an established secondary market for the security or the security is thinly traded. As a result, a fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.
 Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities held by a fund, especially in a thinly traded market. Illiquid or restricted securities held by a fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.
 CONGRESSIONAL PROPOSALS. Current laws, as well as pending proposals, may have a material impact on the market for lower-rated securities.

MUNICIPAL AND RELATED OBLIGATIONS
Municipal Obligations that may be acquired by the Asset Allocation and Bond Funds may include general obligations, revenue obligations, notes and moral obligations bonds. Each of these funds currently intends to invest no more than 25% of its total assets in Municipal Obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility, class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source such as the user of the facility being financed. Private activity bonds (i.e. bonds issued by industrial development authorities) are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of a private activity bond is usually directly related to the credit standing of the private user of the facility involved.
 Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Moral obligation bonds are normally issued by a special purpose public authority. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal Obligations also include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. The funds will only invest in rated municipal lease/purchase agreements.
 There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

CUSTODIAL RECEIPTS AND CERTIFICATES OF PARTICIPATION
The Asset Allocation and Bond Funds and the Money Market Fund may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and
 A-
  6 Pegasus Funds

CATS) where the trust participations evidence ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. These participations are normally issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

STAND-BY COMMITMENTS
The Asset Allocation and Bond Funds may acquire "stand-by commitments" with respect to Municipal Obligations held in their portfolios. Under a stand-by commitment, a fund obligates a broker, dealer or bank to repurchase, at the fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment therefore is subject to the ability of the seller to make payment on demand. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. A fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such securities yield to investors.

OPTIONS TRANSACTIONS
Each Non-Money Market Fund is permitted to invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. Options transactions are a form of derivative security.
 Each Non-Money Market Fund is permitted to purchase call and put options in respect of specific securities (or groups or "baskets" of specific securities) in which the fund may invest. A fund may write (i.e., sell) covered call option contracts on securities owned by the fund not exceeding 25% of the market value of its net assets at the time such option contracts are written. Each fund also may purchase call options to enter into closing purchase transactions. The funds also may write covered put option contracts to the extent of 25% of the value of their net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. A covered put option sold by a fund exposes it during the term of the option to a decline in price of the underlying security or securities. A put option sold by a fund is covered when, among other things, cash or liquid securities are placed in a segregated account with the fund's custodian to fulfill the obligation undertaken.
 The Asset Allocation Funds, the International Equity Fund and the International Bond Fund may also purchase and sell call and put options on foreign currency for the purpose of hedging against changes in future currency exchange rates. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires.
 Each Non-Money Market Fund also may purchase cash-settled options on interest rate swaps, interest rate swaps denominated in foreign currency and equity index swaps. See "Interest Rate and Equity Index Swaps" below. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.
 Each Non-Money Market Fund may purchase and sell call and put options on stock indexes listed on U.S. securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
Each Non-Money Market Fund may enter into futures contracts and options on future contracts. The Equity Funds may enter into stock index futures contracts and all of the Non-Money Market Funds may enter into interest rate futures contracts and currency futures contracts, and options with respect thereto. See "Options Transactions" above. These transactions will be entered into as a substitute for comparable market positions in the underlying securities or for hedging purposes. A fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of the fund's assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money

                                                                Pegasus Funds
                                                                            A-
amount may be excluded in calculating the 5%. To the extent a fund engages in the use of futures and options on futures for other than bona fide hedging purposes, the fund may be subject to additional risk. Although none of these funds would be a commodity pool, each would be subject to rules of the CFTC limiting the extent to which it could engage in these transactions. Futures and options transactions are a form of derivative security. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A fund may have to sell securities at a time when it may be disadvantageous to do so.

FOREIGN CURRENCY TRANSACTIONS
The Asset Allocation, International Equity and International Bond Funds may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward contracts to purchase or sell currencies. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which must be more than two days from the date of the contract, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers. They may be used to reduce the level of volatility caused by changes in foreign currency exchange rates or when such transactions are economically appropriate for the reduction of risks in the ongoing management of the funds. Although forward currency exchange contracts may be used to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. The funds also may combine forward currency exchange contracts with investments in securities denominated in other currencies.
 Each of these funds also may maintain short positions in forward currency exchange transactions, which would involve it agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the fund contracted to receive in the exchange.

OPTIONS ON FOREIGN CURRENCY
The Asset Allocation Funds, the International Equity Fund and the International Bond Fund may purchase and sell call and put options on foreign currency for the purpose of hedging against changes in future currency exchange rates. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. The funds may use foreign currency options for the same purposes as forward currency exchange and futures transactions, as described herein. See also "Options" and "Currency Futures and Options on Currency Futures" below.

RISKS ASSOCIATED WITH FUTURES, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS AND OPTIONS
To the extent a Non-Money Market Fund is engaging in a futures or option transaction as a hedging device, due to the risk of an imperfect correlation between securities in its portfolio that are the subject of a hedging transaction and the futures contract or option used as a hedging device, it is possible that the hedge will not be fully effective. In futures contracts and options based on indices, the risk of imperfect correlation increases as the composition of the fund varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of contracts, the fund may buy or sell futures contracts and options in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the fund's net investment results if market movements are not as anticipated when the hedge is established.
 Successful use of futures and options by a fund also is subject to the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of securities prices, interest rates, currency exchange rates and other economic factors. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The fund may have to sell securities at a time when it may be disadvantageous to do so.
 Although a fund intends to enter into futures contracts and options transactions only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. See "Illiquid Securities" above. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days
 A-
  8 Pegasus Funds
with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the fund to substantial losses. If it is not possible, or the fund determines not, to close a futures position in anticipation of adverse price movements, the fund will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract.
 Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading in currencies occurs on an exchange. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.
 Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance on the contract. In addition, unless the fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.

INTEREST RATE AND EQUITY INDEX SWAPS
Each Non-Money Market Fund may enter into interest rate swaps and equity index swaps, to the extent described under "Description of the Funds--Management Policies," in pursuit of their respective investment objectives. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Equity index swaps involve the exchange by a fund with another party of cash flows based upon the performance of an index or a portion of an index which usually includes dividends. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. Swaps are a form of derivative security.
 The funds usually will enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. If a fund enters into a swap, it would maintain a segregated account in the full amount accrued on a daily basis of the fund's obligations with respect to the swap. The funds will enter into swap transactions with counterparties only if: (1) for transactions with maturities under one year, such counterparty has outstanding short-term paper rated at least A-1 by S&P, Prime-1 by Moody's, F-1 by Fitch or Duff-1 by Duff, or (2) for transactions with maturities greater than one year, the counterparty has outstanding debt securities rated at least Aa by Moody's or AA by S&P, Fitch or Duff.
 The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit on the amount of swap transactions that may be entered into by a Non-Money Market Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a fund is contractually obligated to make. If the other party to a swap defaults, the relevant fund's risk of loss consists of the net amount of payments that such fund contractually is entitled to receive.

RESTRICTED AND ILLIQUID SECURITIES
The Non-Money Market Funds will not invest more than 15% (10% for the Money Market Fund) of the value of their respective total net assets in securities that are illiquid. Securities having legal or contractual restrictions on resale and with no readily available market, and instruments (including repurchase agreements, variable and floating rate instruments and time deposits) that do not provide for payment to the Funds within seven days after notice are subject to this limitation. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed to be illiquid for purposes of this limitation.
 The Non-Money Market Funds may purchase securities which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered to be illiquid so long as it is determined by the Board of Trustees or the

                                                                Pegasus Funds
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                                                                            9

Investment Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development, and it is not possible to predict how this market will develop. The Board of Trustees will carefully monitor any investments by a fund in these securities.

PORTFOLIO TURNOVER
Generally, the Non-Money Market Funds will purchase securities for capital appreciation or investment income, or both, and not for short-term trading profits. However, a fund may sell a portfolio investment soon after its acquisition if the Investment Adviser or Sub-Adviser believes that such a disposition is consistent with or in furtherance of the fund's investment objective. Fund investments may be sold for a variety of reasons, such as more favorable investment opportunities or other circumstances. As a result, such funds are likely to have correspondingly greater brokerage commissions and other transaction costs which are borne indirectly by shareholders. Portfolio turnover may also result in the realization of substantial net capital gains.
 Asset reallocation decisions for the Asset Allocation Funds typically will occur on a monthly basis. However, if market conditions warrant, the Investment Adviser may make more frequent reallocation decisions which will result in a higher portfolio turnover rate. The Asset Allocation Funds will purchase or sell shares of the Underlying Funds: (a) to accommodate purchases and redemptions of each Asset Allocation Fund's shares; (b) in response to market or other economic conditions; and (c) to maintain or modify the allocation of each Asset Allocation Fund's assets among the Underlying Funds within its target asset allocation ranges. See "Taxes--Federal" in the Prospectus and "Additional Information Concerning Taxes" in the Statement of Additional Information. While it is not possible to accurately predict portfolio turnover rates, the annual turnover rates for the Managed Assets Growth Fund and High Yield Bond Fund are not expected to exceed 100% and 100%, respectively.
 A-
 10 Pegasus Funds

Debt Ratings

CORPORATE BOND RATINGS
Excerpts from Moody's description of its corporate bond ratings: Aaa--judged to be the best quality, carry the smallest degree of investment risk and are generally referred to as "gilt edged"; Aa--judged to be of high quality by all standards; A--deemed to have many favorable investment attributes and considered as upper medium grade obligations; Baa--considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured; Ba, B, Caa, Ca, C--protection of interest and principal payments is questionable (Ba indicates some speculative elements, B represents bonds that generally lack characteristics of the desirable investment, Caa represents bonds which are in poor standing, Ca represents a high degree of speculation and C represents the lowest rated class of bonds); Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from Aa to B in its bond rating systems. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.
 An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is considered to be extremely strong. Debt rated "AA" is considered to have a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" is considered to have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Debt rated "BB," "B," "CCC," "CC" or "C" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated "CI" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized. The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
 Excerpts from Fitch's description of its corporate bond ratings: "AAA"-- considered to be investment grade and of the highest credit quality. Capacity to pay interest and repay principal is considered to be exceptionally strong; "AA"--judged to be investment grade and of very high credit quality, although the capacity to pay interest and repay principal is not quite as strong as bonds rated "AAA"; "A"--deemed investment grade and of high credit quality, although the capacity to pay interest and repay principal may be somewhat more susceptible to the adverse changes in economic conditions and circumstances than bonds with higher ratings; "BBB" is regarded as having satisfactory credit quality with an adequate capacity to pay interest and repay principal although adverse changes in economic conditions and circumstances are more likely to impair timely payment than for higher rated categories; "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D"--regarded as speculative investments. The ratings "BB" to "C" represent the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation. The ratings from "AA" to "C" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
 The following summarizes the ratings used by Duff for corporate debt. Debt rated "AAA" is of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" is of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated "A" has protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Debt rated "BBB" possess below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. Debt rated below "BBB" is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends.

                                                                Pegasus Funds
                                                                            B-

Debt rated "DD" represents defaulted obligations. To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

COMMERCIAL PAPER RATINGS
A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The designation "A-1" indicates the degree of safety regarding timely payment is considered to be strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. The designation "A-2" indicates the capacity for timely payment is satisfactory, however, the relative degree of safety is not as high as for issues designated "A-1." The designation "B" indicates that the issue has only a speculative capacity for timely payment. The designation "C" indicates that the issue has a doubtful capacity for payment. Commercial paper rated "D" indicates that the issue is in payment default. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. Issuers rated "Prime-1" (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. Issuers rated "Prime 3" are considered to have an acceptable capacity for repayment. Moody's uses the designation "Not Prime" for issuers that do not fall within any of the Prime rating categories.
 Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The designation "F-1" indicates that the securities possess very strong credit quality. Those securities determined to possess exceptionally strong credit quality are denoted with a plus (+) sign designation. Securities rated "F-2" are considered to possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment. Securities rated "F-3" possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near term adverse changes could cause these securities to be rated below investment grade. Securities rated "F-5" possess weak credit quality. Securities rated "D" are in actual or imminent payment default.
 The three highest rating categories of Duff for short-term debt are "D-1," "D-2" and "D-3." Duff employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. "D-1+" indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. "D-1" indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. "D-1-" indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. "D-2" indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. "D-3" indicates satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. D&P may also rate short-term municipal debt as "D-4" or "D-5." "D-4" indicates speculative investment characteristics. "D-5" indicates that the issuer has failed to meet scheduled principal and/or interest payments. Securities rated "F-3" possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near term adverse changes could cause these securities to be rated below investment grade. Securities rated "F-5" possess weak credit quality. Securities rated "D" are in actual or imminent payment default.

UNRATED SECURITIES
Unrated securities are securities which have not been rated by a nationally recognized statistical rating organization.
 B2- Pegasus Funds